                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]    Preliminary Proxy Statement
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Exchange Act Rules 14a-11(c) or 14a-12


                                     TEKELEC
       -------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


                                     TEKELEC
       -------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
       14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)  Title of each class of securities to which transaction applies:
            ____________________________________________________________________

       (2)  Aggregate number of securities to which transaction applies:
            ____________________________________________________________________

       (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1
            ____________________________________________________________________

       (4)  Proposed maximum aggregate value of transaction:
            ____________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)  Amount previously paid:_____________________________________________

       (2)  Form, schedule or registration statement no.:_______________________

       (3)  Filing party:_______________________________________________________

       (4)  Date filed:_________________________________________________________

- - ------------------
1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                                                     PRELIMINARY PROXY STATEMENT

                                    TEKELEC

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 12, 1995


         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the "Annual Meeting") of Tekelec, a California corporation (the "Company"), will be held Friday, May 12, 1995, at 9:30 a.m., California time, at the Company's corporate headquarters located at 26580 W. Agoura Road, Calabasas, California 91302, for the following purposes, each as more fully described in the attached Proxy Statement:

                 1. To elect seven directors to serve for the ensuing year. The names of the nominees intended to be presented for election are:
Robert V. Adams, Philip J. Alford, Jean-Claude Asscher, Philip Black, Daniel L. Brenner, Howard Oringer and Jon F. Rager.

                 2. To approve amendments to the Company's 1994 Stock Option Plan to increase the aggregate number of shares of Common Stock authorized for issuance thereunder from 800,000 to 1,400,000.

                 3. To approve an amendment to the Company's Employee Stock Purchase Plan to increase the aggregate number of shares of Common Stock authorized for issuance thereunder from 450,000 to 600,000.

                 4. To approve an amendment to the Company's Bylaws to authorize the Company's Board of Directors to approve loans to, and guarantees of the obligations of, the Company's officers.

                 5. To ratify the appointment of Coopers & Lybrand L.L.P. as independent accountants of the Company for the year ending December 31, 1995.

                 6. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

         Only record holders of Common Stock at the close of business on March 23, 1995 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment(s) thereof.

         All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, in order to ensure your representation at the Annual Meeting, please mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if such shareholder has returned a proxy.

                                          By Order of the Board of Directors


                                          Ronald W. Buckly
                                          Secretary

Calabasas, California
April ___, 1995

                                    TEKELEC

                                PROXY STATEMENT
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy is solicited by and on behalf of the Board of Directors of Tekelec ("Tekelec" or the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held Friday, May 12, 1995 at 9:30 a.m., California time, or at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders (the "Notice"). The Annual Meeting will be held at the Company's corporate headquarters located at 26580 W. Agoura Road, Calabasas, California 91302.

         These proxy solicitation materials were first mailed on or about April ___, 1995 to all shareholders entitled to vote at the Annual Meeting.

         Only shareholders of record at the close of business on March 23, 1995 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, _________ shares of Common Stock were issued and outstanding.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

         IN MARCH 1995, THE COMPANY EFFECTED A TWO-FOR-ONE STOCK SPLIT PURSUANT TO WHICH EACH SHAREHOLDER OF THE COMPANY RECEIVED ONE ADDITIONAL SHARE FOR EACH SHARE OF THE COMPANY'S COMMON STOCK HELD OF RECORD ON MARCH 17, 1995. ALL REFERENCES TO NUMBERS OF SHARES AND PER SHARE PRICES SET FORTH HEREIN, IN THE NOTICE AND IN THE ENCLOSED PROXY CARD HAVE BEEN ADJUSTED TO REFLECT THE STOCK SPLIT.

VOTING AND SOLICITATION

         Every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such shareholder's shares are entitled (one vote per share of Common Stock), or distribute such votes on the same principle among as many candidates as the shareholder chooses, provided that votes cannot be cast for more than seven candidates. However, no shareholder may cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and any shareholder has given notice, at the Annual Meeting prior to the voting, of such shareholder's intention to cumulate votes. The candidates receiving the highest number of votes up to the number of directors to be elected will be elected. On all other matters, each share of Common Stock has one vote. Except as otherwise required by law or the Company's Articles of Incorporation, the affirmative vote of a majority of shares represented and voting at the Meeting (which shares voting affirmatively must also constitute at least a majority of the required quorum) is required for the approval of such other matters. Abstentions are included in the determination of the number of shares present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast." Broker non-votes are counted as shares that are present and entitled to vote for purposes of determining a quorum. If a broker indicates on the proxy that it does not have discretionary authority to vote on a particular matter as to certain shares, those shares will be counted for purposes of determining the presence of a quorum but will not be treated as present and entitled to vote with respect to that matter (even though such shares are considered present and entitled to vote for quorum purposes, and may be entitled to vote on other matters).

         The cost of this solicitation will be borne by the Company. The Company has retained the services of Corporate Investor Communications, Inc. to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is $1,000 plus out-of-pocket expenses. Although there are no formal agreements to do so, the Company may reimburse brokerage houses and other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners. Proxies may be solicited personally or by telephone or telegram by certain of the Company's directors, officers and regular employees, without additional compensation.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

         Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's annual meeting of shareholders to be held in 1996 must be received by the Company no later than December 6, 1995 in order that they may be included in the proxy statement and form of proxy relating to that annual meeting. It is recommended that shareholders submitting proposals direct them to the Secretary of the Company via certified mail, return receipt requested, in order to ensure timely delivery. No such proposals were received with respect to the Annual Meeting scheduled for May 12, 1995.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

         A board of seven directors will be elected at the Annual Meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for the Company's seven nominees named below, all of whom are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of shareholders and such time as his successor is duly elected and qualified or until the earlier of his resignation, removal or death.

         The names of the nominees, and certain information about them, are set forth below:

Name                           Age         Position(s) with the Company          Director Since
- - ----                           ---         ----------------------------          --------------
Jean-Claude Asscher            66          Chairman of the Board                     1972

Robert V. Adams                63          Director                                  1991

Philip J. Alford               41          Director and President                    1994

Philip Black                   40          Director                                  1994

Name                           Age         Position(s) with the Company          Director Since
- - ----                           ---         ----------------------------          --------------
Daniel L. Brenner              43          Director                                  1990

Howard Oringer                 52          Director                                  1992

Jon F. Rager                   55          Director                                  1981

         There is no family relationship between any director or executive officer of the Company and any other director or executive officer of the Company.

         Mr. Asscher has been a director of the Company since July 1972 and Chairman of the Board since June 1982. He served as President of the Company from October 1975 to June 1982, and as Vice President from July 1972 to May 1973. He has been the President and principal shareholder of Tekelec-Airtronic, S.A. ("Tekelec-Airtronic"), a French electronics company, since he founded that company in 1961. See "Certain Relationships and Related Transactions" below.

         Mr. Adams has been a director of the Company since December 1991. Since March 1989, he has been the Chief Executive Officer and President of Xerox Technology Ventures, a venture capital company which identifies, develops and manages new business opportunities for Xerox Corporation.

         Mr. Alford has been a director and President of the Company since January 1994. He served as the Company's Chief Financial Officer from June 1985 until February 1994, as Vice President, Finance from May 1986 until October 1990, as Senior Vice President from October 1990 until July 1993, and as Senior Vice President and General Manager, International Division from July 1993 until January 1994.

         Mr. Black became a director of the Company in 1981, resigned in October 1991 and was re-elected in February 1994. He also served as the Company's Vice President from September 1979 until June 1982, as President from June 1982 until August 1987, as Chief Executive Officer from December 1985 until August 1987 and as Vice Chairman of the Board from August 1987 until October 1991. Mr. Black served as an independent consultant to the telecommunications industry from August 1987 until March 1990, when he became Managing Director of Echelon Europe, Ltd., a sense and control networking company. Mr. Black served as Chief Executive Officer, Treasurer and a director of Avalon Control Technologies, a private consulting firm for industrial networks, from September 1991 until June 1994 when that company ceased operations. Since April 1994, Mr. Black has served as President and Chief Executive Officer of Chevry, a software marketing company.

         Mr. Brenner has been a director of the Company since May 1990. From September 1986 to June 1992, he was an Adjunct Professor of Law and the Director of the Communications Law Program at the University of California, Los Angeles. In June 1992, Mr. Brenner assumed his present position as Vice President, Law and Regulatory Policy for the National Cable Television Association. Mr. Brenner served on the Board of Directors of the Corporation for Public Broadcasting from November 1986 to March 1991, and served as its Vice Chairman from 1989 to March 1991.

         Mr. Oringer has been a director of the Company since January 1992. From February 1987 until November 1994, he served as Chairman of the Board and Chief Executive Officer of TeleSciences, Inc., a manufacturer of telecommunications equipment. Since November 1994, Mr. Oringer has served as Managing Director of Communications Capital Group, a consulting firm. From January 1994 until July 1994, Mr. Oringer also served as a consultant to the Company. See "Compensation of Directors" below.

         Mr. Rager became a director of the Company in October 1975, resigned in September 1979 and was re-elected in January 1981. Since 1976, Mr. Rager has been a practicing accountant with, and President of, Rager Bell Doskocil & Meyer CPAs (and its predecessors).

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors held a total of ten meetings during 1994. During 1994, each director of the Company attended at least 80% of the aggregate of all meetings of the Board of Directors held during the period for which he was a director and all meetings held by the committees of the Board on which he served.

         The Audit Committee, which during 1994 was comprised of Messrs. Adams, Brenner and Rager (Chairman) until July 1994, and of Messrs. Adams, Brenner, Rager and Black thereafter, met four times during 1994. The Audit Committee recommends the engagement of independent auditors, reviews accounting policies, internal accounting controls and results of audit engagements and generally performs functions related to the financial condition and policies of the Company. The Compensation Committee, which during 1994 was comprised of Messrs. Brenner and Rager (Chairman) until July 1994, and of Messrs. Brenner, Rager and Adams thereafter, met once during 1994. The Compensation Committee is responsible for administering the Company's Amended and Restated 1984 Stock Option Plan and 1994 Stock Option Plan, including determining the persons to whom options are granted and the terms of such options. The Company does not have a nominating committee or any committee performing the function thereof.

COMPENSATION OF DIRECTORS

         The Company currently pays each non-employee director a quarterly fee of $2,500, plus $1,000 for attending a Board of Directors' meeting in excess of four hours, $500 for attending a Board of Directors' meeting of four hours or less and reimbursement for reasonable expenses for attending a Board of Directors' meeting. In addition, each member of the Compensation Committee receives $500 per quarter, each member of the Audit Committee receives $500 for attending a committee meeting and the Chairman of the Audit Committee receives $500 per quarter. Committee members also receive reimbursement for reasonable expenses for attending a committee meeting.

         Directors who are not employees of the Company are ineligible to participate in the Company's Amended and Restated 1984 Stock Option Plan, 1994 Stock Option Plan and Employee Stock Purchase Plan. Under the Company's Non-Employee Director Equity Incentive Plan (the "Director Plan"), each non-employee director as of July 24, 1993 automatically received, and each non-employee director elected at the Company's annual shareholder meetings in 1996 and 1999 will automatically be granted, a nonstatutory stock option to purchase 30,000 shares of the Company's Common Stock (the dates of such grants are hereinafter referred to as "Regular Grant Dates"). A non-employee director elected or appointed to the Board after July 24, 1993 other than on a Regular Grant Date automatically receives a nonstatutory stock option covering a pro rata number of shares. All options granted under the Director Plan have an exercise price equal to the fair market value of the Common Stock on the date of grant and a term of seven years and terminate seven months after a director ceases to serve as a non-employee director of the Company. Options granted on a Regular Grant Date vest in 12 equal quarterly installments as long as the holder remains a non-employee director of the Company; options granted on dates other than Regular Grant Dates vest in the same number of quarterly installments as would be remaining with respect to the unvested portion of the options granted under the Director Plan as of the last Regular Grant Date.

         In January 1994, the Company entered into a six-month Consulting Agreement with Mr. Oringer pursuant to which Mr. Oringer performed consulting services for the Company in consideration for $1,000 per day of services performed and the issuance to him of five-year warrants to purchase 20,000 shares of the Company's Common Stock at an exercise price of $3.4375 per share (i.e., the closing price of the Company's Common Stock on the Nasdaq National Market on the date of grant). The warrants vested in five equal monthly installments over the term of the Consulting Agreement and Mr. Oringer was paid a total of $52,000 under the Consulting Agreement.

         In accordance with the terms of the Director Plan, upon his election to the Board in February 1994, Mr. Black was granted an option to purchase 22,500 shares of the Company's Common Stock at an exercise price of $4.3125 per share. Such options vest and become exercisable in nine equal quarterly installments commencing March 31, 1994. In April 1994, in connection with Mr. Black's election to the Board, the Company granted to him seven-year warrants to purchase 10,000 shares of the Company's Common Stock at an exercise price of $3.375 per share (i.e., the closing price of the Company's Common Stock on the Nasdaq National Market on the date of grant). Such warrants vest in 20 equal quarterly installments commencing April 19, 1994 and continuing as long as Mr. Black remains a director of the Company.

                           COMMON STOCK OWNERSHIP OF
                     PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 1, 1995 by (i) each person who is known to own beneficially more than 5% of the outstanding shares of the Company's Common Stock, (ii) each of the Company's directors,
(iii) each of the executive officers named in the Summary Compensation Table on page 9 and (iv) all current directors and officers of the Company as a group:

NAME OF BENEFICIAL OWNER(1)              SHARES BENEFICIALLY OWNED       PERCENT OF CLASS
- - ---------------------------              -------------------------       ----------------
Jean-Claude Asscher                             3,868,520(2)(3)                42.1%
Tekelec-Airtronic, S.A.
5, rue Carle Vernet
92315 Sevres Cedex, France

Edouard Givel                                   2,767,064(4)                   30.1
Natinco, S.A.
26, rue de l'Athenee
1206 Geneva, Switzerland

Kopp Investment Advisors, Inc.                  1,317,320(5)                   14.4
6600 France Ave. S., Suite 672
Edina, MN  55435

Philip J. Alford                                  179,260(3)                    1.9

Robert V. Adams                                    49,746(3)                    *

Shigeru Suzuki                                     48,538(3)                    *

Howard Oringer                                     37,688(3)                    *

Gilles C. Godin                                    34,700(3)                    *

Daniel L. Brenner                                  22,772(3)                    *

Philip Black                                       15,000(3)                    *

William C. Shaw                                     9,770(3)                    *

Jon F. Rager                                        9,672(3)(6)                 *

Allan J. Toomer                                     8,000(3)                    *

Peter N. Vicars                                         0(7)                    0

All current directors and officers
as a group (12 persons)                         4,292,666(2)(3)(6)             45.2

- - ------------------
*   Less than one percent.

(1) Such persons have sole voting and investment power with respect to all shares of Common Stock shown as being beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

                                         (footnotes continued on following page)

(2) Includes 2,767,064 shares which are owned by Mr. Givel and of which Mr. Asscher may be deemed a beneficial owner (see footnote 4 below), and 975,292 shares owned by Tekelec-Airtronic, a French corporation of which Mr. Asscher is the President and majority shareholder.

(3) Includes 116,000, 11,500, 20,000, 27,702, 36,500, 34,700, 2,500, 21,000,
    15,000, 8,000, 8,000 and 309,902 shares subject to options and/or warrants held by Messrs. Alford, Adams, Asscher, Suzuki, Oringer, Godin, Rager, Brenner, Black, Shaw and Toomer and all current directors and officers as a group, respectively, which are exercisable or become exercisable within 60 days after March 1, 1995.

(4) These shares are held in the name of Natinco, S.A. ("Natinco"), a Luxembourg investment company which holds minority interests in a number of Europe-based companies, including a minority interest in Tekelec-Airtronic. Mr. Givel has advised the Company that he owns substantially all of the equity interest in Natinco and holds the shares in the Company for investment only. Mr. Asscher has from time to time acted for, and is the advisor to, Mr. Givel with respect to his investment in the Company. Due to Mr. Asscher's relationship with Mr. Givel and his role as advisor, Mr. Asscher may be deemed to share voting and investment power with respect to these shares and therefore to be a beneficial owner thereof within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934. Mr. Asscher has advised the Company that he has no beneficial or financial interest in Natinco and that he disclaims beneficial ownership of these shares.

(5) Based on a Schedule 13G dated February 10, 1995, wherein Kopp Investment Advisors, Inc. reported shared dispositive power as to 1,317,320 shares.

(6) 7,172 of these shares are held by TI Partners, a partnership of which Mr. Rager is the managing general partner, as to which shares Mr. Rager has sole voting and investment power. Mr. Rager, together with a trust of which he is the trustee and a beneficiary, owns a majority interest in such partnership.

(7) Based on the records of the Company's transfer agent.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Under Section 16(a) of the Securities Exchange Act of 1934, the Company's directors and officers and persons holding more than ten percent of the Company's Common Stock are required to report their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission ("SEC"). The specific due dates for these reports have been established by the SEC, and the Company is required to report in this Proxy Statement any failure to file by the established dates during 1994. Based on the written representations of the Company's directors, officers and ten percent shareholders and copies of the reports they have filed with the SEC, the Company believes that during 1994 all directors, officers and ten percent shareholders of the Company filed on a timely basis all reports required to be filed under Section 16(a).

                               EXECUTIVE OFFICERS

         The executive officers of the Company, and certain information about them, are as follows:

Name                      Age              Title
- - ----                      ---              -----
Philip J. Alford          41      President
Allan J. Toomer           52      Senior Vice President and General Manager, Network Switching Division
William C. Shaw           47      Senior Vice President and General Manager, Network Diagnostic Division
Shigeru Suzuki            45      Vice President, Japan Operations and President, Tekelec, Ltd.
Gilles C. Godin           36      Vice President, Finance and Chief Financial Officer
William J. Minchin        58      Vice President, Operations

         Officers are appointed by and serve at the discretion of the Board of Directors. For information concerning Mr. Alford, see "Election of Directors - Nominees" above.

         Mr. Toomer joined the Company in October 1992 as Senior Vice President, Network Products and became Senior Vice President and General Manager, Network Switching Division in July 1993. From 1973 until June 1992, he held various officer positions at Northern Telecom, Inc., a telecommunications equipment manufacturer, where he most recently served as Vice President, Customer Service.

         Mr. Shaw joined the Company in November 1993 as Senior Vice President and General Manager, Network Diagnostic Division. He was employed by Hewlett-Packard from April 1990 until November 1993 as a Business Unit Manager at its Colorado Telecommunications Division, and from 1983 until April 1990, as the Marketing and Research and Development Manager for its Roseville Personal Computer Division.

         Mr. Suzuki joined the Company in September 1985 as President of Tekelec, Ltd., the Company's wholly owned Japanese subsidiary, and has also served as the Company's Vice President, Japan Operations since May 1988.

         Mr. Godin joined the Company in November 1986 as Controller and served as Corporate Controller from October 1990 until July 1993 and as Treasurer from October 1990 until February 1994. Mr. Godin has served as Vice President, Finance since July 1993 and as Chief Financial Officer since February 1994.

         Mr. Minchin joined the Company in April 1988 as Vice President, Operations.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information for the three years ended December 31, 1994 concerning compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company's President, the Company's former Chief Executive Officer and each of the Company's four most highly compensated executive officers other than its President for the year ended December 31, 1994:

                                                          ANNUAL COMPENSATION                   LONG-TERM
                                          -------------------------------------------------    COMPENSATION
                                                                               OTHER              AWARDS
           NAME AND                                                            ANNUAL          ------------      ALL OTHER
      PRINCIPAL POSITION          YEAR    SALARY($)(1)    BONUS($)(2)    COMPENSATION($)(3)     OPTIONS(#)     COMPENSATION($)(4)
- - -----------------------------     ----    ------------    -----------    ------------------    ------------    ------------------
Philip J. Alford(5)               1994      $210,000        $80,000(6)       $      --             50,000           $    530
President                         1993       150,328              0                 --            100,000(7)               0
                                  1992       148,000              0                 --             20,000              1,366

Peter N. Vicars(8)                1994        19,182              0                 --                  0            485,515(9)
Former Chief Executive            1993       237,548              0                 --            150,000(7)               0
  Officer and President           1992       250,000              0                 --             30,000                865

Shigeru Suzuki                    1994       227,945         49,423                 --             20,000               ____
Vice President, Japan             1993       215,918              0                 --             82,000(7)               0
  Operations and                  1992       198,627              0                 --             10,000                  0
  President, Tekelec, Ltd.

Allan J. Toomer(10)               1994       168,270         55,500                 --             80,000              2,310
Senior Vice President and         1993       155,000              0                 --             80,000(7)               0
  General Manager,                1992        32,308              0                 --             80,000                  0
  Network Switching Division

William C. Shaw(11)               1994       165,000         50,063            136,240(12)        120,000(14)          1,306
Senior Vice President and         1993        21,575          2,286(13)        158,997(12)         80,000                  0
  General Manager,
  Network Diagnostic Division

Gilles C. Godin                   1994       128,847         60,000(6)              --             50,000                  0
Vice President, Finance           1993        92,789              0                 --             50,200(15)              0
  and Chief Financial Officer     1992        85,118              0                 --              8,000                  0

- - ------------------
(1) Includes amounts, if any, deferred by the named officer pursuant to the Company's 401(k) Plan.

(2) Bonuses are based on Company performance and, except as otherwise noted in footnotes 6 and 13 below, were paid under the Company's Officer Bonus Plan. No bonuses were paid to the named officers for services performed in 1992 or 1993 except for the bonus paid to Mr. Shaw for 1993 as noted in footnote 13 below.

(3) As permitted under the rules of the Securities and Exchange Commission, no amounts are shown with respect to any perquisites paid to a named officer unless the aggregate amounts of such perquisites exceeds the lesser of (i) $50,000 or (ii) 10% of the total annual salary and bonus of a named officer.

(4) The amounts shown in this column for 1992 and 1994 (except for Mr. Vicars for 1994) represent Company matching contributions allocated under the Company's 401(k) Plan to the accounts of the named officers.

(5)  Mr. Alford became President of the Company in January 1994.

(6) Amounts shown for 1994 with respect to Messrs. Alford and Godin include $16,400 and $21,000, respectively, paid to them as discretionary bonuses.

(7) Such options were granted in May 1993 under the Company's Amended and Restated 1984 Stock Option Plan (the "1984 Plan") in exchange for certain existing options.

                                         (footnotes continued on following page)

(8)  Mr. Vicars resigned in January 1994.

(9) Of such amount, $41,765 was paid to Mr. Vicars for accrued but unused vacation and $443,750 was paid to Mr. Vicars as severance compensation during 1994 under the terms of the Company's Officer Severance Plan. See "Employment Agreements and Termination of Employment and Change-in-Control Arrangements" and "Certain Transactions" below.

(10) Mr. Toomer's employment with the Company commenced in October 1992.

(11) Mr. Shaw's employment with the Company commenced in November 1993.

(12) These amounts were paid or accrued as reimbursement for certain relocation and moving expenses (including $1,742 and $59,688 paid in 1993 and 1994, respectively, as reimbursement for related income taxes). See "Employment Agreements and Termination of Employment and Change-in-Control Arrangements" below.

(13) Mr. Shaw was paid this amount as a guaranteed bonus for 1994 in connection with the commencement of his employment with the Company. See "Employment Agreements and Termination of Employment and Change-in-Control Arrangements" below.

(14) Includes an option to purchase 80,000 shares which was originally granted to Mr. Shaw in November 1993 under the 1984 Plan and was subsequently amended in March 1994 solely to reduce the exercise price thereof. See "Option Grants in 1994," "Repricing of Options" and "Board of Directors and Compensation Committee Reports on Executive Compensation - Compensation Committee Report on Executive Compensation" below.

(15) Includes options to purchase an aggregate of 20,200 shares granted to Mr. Godin in May 1993 under the 1984 Plan in exchange for certain previously granted options.


OPTION GRANTS IN 1994

         The following table sets forth certain information concerning stock option grants in 1994 to the executive officers named in the Summary Compensation Table:

                                                 INDIVIDUAL GRANTS
                           -----------------------------------------------------------
                                              PERCENT
                             NUMBER OF        OF TOTAL
                             SECURITIES       OPTIONS
                             UNDERLYING      GRANTED TO        EXERCISE                      GRANT DATE
                              OPTIONS        EMPLOYEES         PRICE        EXPIRATION        PRESENT
       NAME                GRANTED(#)(1)     IN 1994(2)       ($/SHARE)(3)     DATE           VALUE(4)
       ----                -------------     ----------       ------------  ----------       ----------
 Philip J. Alford            50,000(5)          3.9%           $3.375         2/01/04         $33,015

 Shigeru Suzuki              20,000(5)          1.6             3.00          3/31/04          11,972

 Allan J. Toomer             40,000(5)          3.2             3.25          3/04/04          32,456
                             40,000(6)          3.2             4.00          9/14/04          25,756

 William C. Shaw             40,000(5)          3.2             3.25          3/04/04          25,756
                             80,000(7)          6.3             3.595        11/02/03          49,700

 Gilles C. Godin             50,000(5)          3.9             3.375         2/01/04          33,015

- - ------------------
(1) Such options vest and become exercisable in 20 equal quarterly installments over five years and were granted for terms of ten years subject to earlier termination under certain circumstances relating to termination of employment.

(2) In 1994, the Company granted options to employees to purchase an aggregate of 1,269,640 shares, of which options covering 743,360 shares were granted under the 1984 Plan and options covering 526,280 shares were granted under the Company's 1994 Stock Option Plan (the "1994 Plan").

                                         (footnotes continued on following page)

(3) The exercise price per share of all such options was not less than 100% of the reported closing price of the Company's Common Stock on the Nasdaq National Market on the date of grant.

(4) The Grant Date Present Value is equal to the grant date option value calculated using a modified Black-Scholes American Options Pricing Model (the "Black-Scholes Model"), adjusted to reflect the risk that the options will be forfeited prior to exercise. Black-Scholes Model input assumptions included: (a) an option term of 5.039 years equal to the average vesting period of options granted plus 2.539 years (the average time between vesting and exercise for the Company's optionholders during 1990-1994); (b) an interest rate equal to the interest rate on U.S. government debt instruments with maturities approximately equal to the options' expected time to exercise; (c) volatility equal to the standard deviation of Tekelec Common Stock, calculated using monthly closing stock prices for the period from May 1989 to April 1994; and (d) an expected dividend yield of 0%. The risk of forfeiture was calculated by applying the annualized weighted-average occurrence of cancellation of the Company's options prior to exercise for the period during 1990-1994 (20.18%) compounded over the expected 5.039-year option term. There can be no assurance that the value realized by an optionee will be at or near the value estimated by the Black-Scholes Model.

(5) Such options were granted under the 1984 Plan.

(6) Such options were granted under the 1994 Plan.

(7) Such options were originally granted under the 1984 Plan in November 1993 and were amended in March 1994 solely to reduce the exercise price thereof to $3.595 per share. See "Repricing of Options" below.


AGGREGATED OPTION EXERCISES IN 1994 AND OPTION VALUES AT DECEMBER 31, 1994

         The following table sets forth certain information concerning stock option exercises during 1994 and unexercised options held as of December 31, 1994 by the executive officers named in the Summary Compensation Table:

                                                           NUMBER OF SECURITIES                      VALUE OF
                           SHARES                         UNDERLYING UNEXERCISED            UNEXERCISED IN-THE-MONEY
                          ACQUIRED                        OPTIONS AT 12/31/94(#)            OPTIONS AT 12/31/94($)*
                             ON            VALUE       ----------------------------      -----------------------------
       NAME              EXERCISE(#)    REALIZED($)    EXERCISABLE    UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
       ----              -----------    -----------    -----------    -------------      -----------     -------------
 Philip J. Alford             0         $     0          130,500          99,500         $1,658,936       $1,280,939
 Peter N. Vicars           68,800          120,400           0               0                0                 0

 Shigeru Suzuki            36,000          244,590        22,584          51,416            291,633         670,612

 Allan J. Toomer              0               0           40,000         120,000            514,840       1,537,560

 William C. Shaw           18,000          162,360         6,000          96,000             77,745       1,243,920

 Gilles C. Godin              0               0           29,550          73,050            390,286         960,332
- - --------------------------------

* Represents the difference between the closing price of the Company's Common Stock on December 30, 1994 as reported on the Nasdaq National Market (i.e., $16.4375) and the exercise price of such options.


TEKELEC, LTD. RETIREMENT PLAN

         Effective January 1994, Tekelec, Ltd., the Company's wholly owned Japanese subsidiary, adopted Retirement Pension Rules (the "Plan") to provide retirement benefits to its directors who have completed at least three years of service. The benefit payable is based on years of eligible service and a director's highest monthly compensation during his or her service as a director. A director who retires other than at retirement age with at least three years of eligible service is entitled to receive one lump sum payment equal to a multiple (ranging from one to three for a director with three years of eligible service to 47 for a director with 40 years of eligible service) of his or her highest monthly compensation.

         If a director of Tekelec, Ltd. retires at retirement age after at least 20 years of eligible service, in lieu of the lump sum payment described above, he or she will receive a retirement benefit payable over ten years or, under certain circumstances, in one lump sum payment equal to the present value of future amounts otherwise payable. Such retirement benefit ranges from a monthly amount of 26% of a director's highest monthly salary, for a director with 20 years of eligible service, to 51% of such salary for a director with 40 or more years of eligible service.

         If a director dies before receiving all or any part of the benefit to which he or she would be entitled under the Plan, such benefit would be paid to his or her surviving spouse or other relative.

         Mr. Suzuki is one of two current participants in the Plan. As of April 1, 1995, Mr. Suzuki was credited with nine years of eligible service and would be entitled to receive approximately $207,800 as a lump sum payment under the Plan if his employment were terminated by Tekelec Ltd.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         In May 1993, the Company implemented an officer severance plan (the "Severance Plan") pursuant to which officers of the Company are entitled to receive certain severance benefits following termination of employment, if such termination is non-temporary, involuntary and without cause. In addition, if there is a "change in control" of the Company, an officer will receive benefits under the Severance Plan if such officer terminates his or her employment with the Company either for any reason within one year following the change in control or for "good reason" (which includes the assignment to the officer of duties significantly inconsistent with his or her prior position or a reduction in his or her compensation or benefits) within two years following such change in control.

         Each eligible officer is entitled to severance pay based on his or her highest annual compensation (i.e., base salary plus bonus), the number of years employed by the Company and the highest office attained prior to termination. Based on such factors, the amounts that would be payable under the Severance Plan to Messrs. Alford, Suzuki, Toomer, Shaw and Godin if their employment were terminated as of April 1, 1995 and they were eligible for severance benefits under the Severance Plan would be $457,500, $389,025, $192,400, $188,050 and
$262,500, respectively. Mr. Vicars, whose employment relationship with the Company was terminated as of January 31, 1994, received severance compensation under the Severance Plan totalling $532,500. See "Summary Compensation Table" above and "Certain Relationships and Related Transactions" below.

         In October 1993, Mr. Shaw accepted an offer of employment with the Company pursuant to which he became Senior Vice President and General Manager, Network Diagnostic Division. Under the terms of his employment, as amended to date, Mr. Shaw received a guaranteed bonus of $14,850 during his first year of employment with the Company and certain relocation benefits in the aggregate amount of $295,237 in connection with the relocation of his primary residence to California. See "Summary Compensation Table" above.

         In February 1994, the Company agreed that in the event either Mr. Alford's or Mr. Godin's employment with the Company is terminated under circumstances entitling such officer to severance benefits under the Severance Plan, then the options to purchase 50,000 shares of the Company's Common Stock granted to each of them in February 1994 will vest and become exercisable in full upon such termination.

         In September 1994, Mr. Toomer entered into an early retirement agreement with the Company pursuant to which, upon the termination of his employment with the Company at either his or the Company's election and provided he has met certain performance objectives, Mr. Toomer would be entitled to receive in lieu of any benefits which might otherwise be payable to him under the Severance Plan (i) a payment equal to 130% of the sum of his then current salary and the highest annual bonus paid to him by the Company and (ii) the accelerated vesting of all incentive stock options then held by him. If such performance objectives are not met, Mr. Toomer would remain eligible to receive severance benefits under the Severance Plan.

REPRICING OF OPTIONS

         In March 1994, the Company amended options previously granted under the 1984 Plan in October 1993 and November 1993 to purchase an aggregate of 87,000 shares and 80,000 shares, respectively, with exercise prices of $5.50 and $5.625 per share, respectively, solely to provide for a new exercise price equal to $3.595 per share, which amended exercise price exceeded the then current market price of $3.25 per share. See "Board of Directors and Compensation Committee Reports on Executive Compensation - Compensation Committee Report on Executive Compensation" below.

         The following table sets forth, for the period commencing May 19, 1986 (i.e., the date of the Company's initial public offering) and ending December 31, 1994, certain information concerning the repricing of options held by the executive officers named in the Summary Compensation Table and any person who was an executive officer of the Company at the time of such repricing:

                                  NUMBER OF                                                     LENGTH OF
                                 SECURITIES      MARKET PRICE       EXERCISE                 ORIGINAL OPTION
                                 UNDERLYING       OF STOCK AT       PRICE AT         NEW      TERM REMAINING
                                   OPTIONS          TIME OF          TIME OF      EXERCISE      AT DATE OF
NAME                     DATE   REPRICED (#)     REPRICING ($)    REPRICING ($)   PRICE ($)     REPRICING
- - ------------------------------------------------------------------------------------------------------------
Philip J. Alford       5/14/93      57,552          3.125           8.6875         3.595         93 months
  President            5/14/93      22,448          3.125           8.6875         3.595         93 months
                       5/14/93      20,000          3.125           7.375          3.595        104 months

Peter N. Vicars        12/5/87     222,220          1.875           2.25           1.875         80 months
Former Chief           12/5/87      27,780          1.875           2.25           1.875         80 months
  Executive Officer    5/14/93      57,552          3.125           8.6875         3.595         93 months
  and President        5/14/93      62,448          3.125           8.6875         3.595         93 months
                       5/14/93      30,000          3.125           7.375          3.595        104 months

Shigeru Suzuki         12/5/87      10,000          1.875           3.5625         1.875         71 months
Vice President,       10/28/89      12,000          4.375           6.75           4.375        114 months
  Japan Operations     5/14/93      12,000          3.125           4.375          3.595         72 months
  and President,       5/14/93      57,552          3.125           8.6875         3.595         93 months
  Tekelec, Ltd.        5/14/93       2,448          3.125           8.6875         3.595         93 months
                       5/14/93      10,000          3.125           7.375          3.595        104 months

                                             (table continued on following page)

                                  NUMBER OF                                                     LENGTH OF
                                 SECURITIES      MARKET PRICE       EXERCISE                 ORIGINAL OPTION
                                 UNDERLYING       OF STOCK AT       PRICE AT         NEW      TERM REMAINING
                                   OPTIONS          TIME OF          TIME OF      EXERCISE      AT DATE OF
NAME                    DATE    REPRICED (#)     REPRICING ($)    REPRICING ($)   PRICE ($)     REPRICING
- - ------------------------------------------------------------------------------------------------------------
Allen J. Toomer         5/14/93    80,000           3.125            6.25           3.595       113 months
Senior Vice
  President and
  General Manager,
  Network Switching
  Division

William C. Shaw         3/04/94    80,000           3.25             5.625          3.595       116 months
Senior Vice
  President and
  General Manager,
  Network Diagnostic
  Division

Gilles C. Godin         5/14/93     4,200           3.125            4.375          3.595        81 months
Vice President,         5/14/93     8,000           3.125            8.6875         3.595        93 months
  Finance and           5/14/93     8,000           3.125            8.25           3.595       107 months
  Chief Financial
  Officer

William J. Minchin      5/14/93    50,000           3.125            8.6875         3.595        93 months
Vice President,         5/14/93    12,000           3.125            7.375          3.595       104 months
  Operations

William Atkinson        5/14/93    70,000           3.125            9.25           3.595        98 months
Former Vice             5/14/93    16,000           3.125            7.375          3.595       104 months
  President and
  General Manager,
  Network Monitoring
  Division

Joseph A. Noble         12/5/87    22,455           1.875            3.5625         1.875        71 months
Former Vice             12/5/87    22,344           1.875            3.5625         1.875        71 months
  President, Sales

Fred Tinch             10/28/89    10,000           4.375            6.75           4.375       114 months
Former Vice             5/14/93    16,000           3.125            7.375          3.595       104 months
  President,            5/14/93    10,000           3.125            4.375          3.595        72 months
  Engineering-
  Network
  Products

Janice Waterman         5/14/93    30,000           3.125            9.25           3.595        98 months
Former Vice             5/14/93    10,000           3.125            7.375          3.595       104 months
  President, Human
  Resources

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 1994, the Compensation Committee consisted of Jon F. Rager and Daniel L. Brenner until July 1994, and of Messrs. Rager, Brenner and Adams thereafter, all of whom are non-employee directors. No member of the Compensation Committee is or was a current or former officer or an employee of the Company or any of its subsidiaries other than Mr. Rager who served as the Company's Treasurer from October 1975 to June 1985 and as its Secretary from October 1975 to December 1985.


                 BOARD OF DIRECTORS AND COMPENSATION COMMITTEE
                       REPORTS ON EXECUTIVE COMPENSATION

         The Board of Directors and the Compensation Committee of the Board of Directors share responsibility for determining and administering the Company's compensation program for its executive officers. The Company's executive compensation program consists of both cash-based and stock-based compensation. The Board of Directors is responsible for determining the annual base salaries of the Company's executive officers and approving the terms of the officer bonus plan and has delegated to the Compensation Committee the responsibility of administering the Company's stock option plans pursuant to which stock options are granted as an additional incentive to key employees.

         The reports on executive compensation by the Board of Directors and the Compensation Committee and the Performance Graph on page 19 shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

         The principal objectives of the Company's executive compensation program are to attract, motivate and retain qualified, experienced individuals to serve as officers of the Company and to provide incentives to attain the financial and strategic objectives of the Company. The Company's executive compensation program consists of three basic components -- annual base salaries, cash bonuses and stock options.

         The Board of Directors reviews and approves the salaries of all executive officers. Annual salaries are based on consideration of a number of factors, including an officer's responsibilities, experience and qualifications, an evaluation of such officer's past performance and contributions to the Company, information concerning competitive compensation and the Company's operating results and financial condition. Due to the Company's net losses in 1992 and 1993 and its financial condition at December 31, 1993, salaries of its executive officers were increased during 1994 only in connection with an officer's promotion or assumption of additional responsibilities.

         The Board believes that a significant portion of each officer's annual compensation should be related to the Company's financial performance. Accordingly, under the terms of the Officer Bonus Plan for 1994, each executive officer was eligible to receive a cash bonus equal to a percentage of his or her annual base salary if the Company achieved certain pre-established financial performance goals. Bonuses would only be paid if the Company's revenues and operating income met or exceeded both a threshold 105% of the revenue goal and the operating income goal set forth in the Company's business plan.

         Based on the Company's financial results in 1994, an aggregate of $279,586 in bonuses was earned by the Company's executive officers under the Officer Bonus Plan. Individual bonuses ranged from 20% to 30% of an officer's base salary. In addition to such bonuses received under the Officer Bonus Plan and in recognition of the Company's improvement in 1994 in its financial results and financial condition, the Board awarded discretionary bonuses to Messrs. Alford and Godin in the amounts of $16,400 and $21,000, respectively.

         The Board was also responsible for determining the annual base salary of Philip Alford, the Company's President since January 15, 1994. In determining Mr. Alford's base salary, the Board took into consideration the same factors that were considered in setting the base salaries of the Company's other executive officers. Under the terms of the Officer Bonus Plan for 1994, Mr. Alford was eligible to receive a cash bonus equal to a percentage (a minimum of 15% and a maximum of 30%) of his annual base salary if the Company achieved a specified threshold percentage (at least 105%) of the revenue and operating income goals set forth in the Company's business plan. Although Mr. Alford is a member of the Board of Directors, he did not participate in any discussions or decisions of the Board or the Compensation Committee regarding the setting of his salary or the awarding of any bonus. For services rendered in 1994, Mr. Alford's cash compensation consisted of base salary in the amount of $210,000 and a bonus of $80,000.

         Under recently enacted Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), a publicly-held corporation such as the Company will not be allowed a federal income tax deduction for compensation paid to the executive officers named in the Summary Compensation Table to the extent that compensation (including stock-based compensation) paid to a particular officer exceeds $1 million in any fiscal year unless such compensation was based on performance goals or paid under a written contract that was in effect on February 17, 1993. Proposed regulations to implement the new limitation were published in December 1993. Although the $1 million limitation became effective with the 1994 fiscal year, certain provisions will not apply to the Company until future years, and qualifying performance-based compensation will not be subject to the deductibility limitation if certain conditions are met. Based upon the Company's current compensation plans and policies and the proposed regulations under Section 162(m), it appears that the compensation to be paid to the Company's executive officers for 1995 will not exceed the $1 million limitation per officer.

                                          BOARD OF DIRECTORS

                                          Jean-Claude Asscher, Chairman
                                          Robert V. Adams
                                          Philip J. Alford
                                          Philip Black
                                          Daniel L. Brenner
                                          Howard Oringer
                                          Jon F. Rager


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Stock Options. Options to purchase the Company's Common Stock are a key component of the Company's executive compensation program. The Compensation Committee views the grant of stock options as a valuable incentive to attract and retain key employees and to motivate them to maximize shareholder value. The Compensation Committee reviews and considers recommendations by the Company's President with regard to the grant of stock options to executive officers (other than the

President) and other key employees whose contributions and skills are important to the long-term success of the Company. Each officer typically receives a stock option grant upon first joining the Company and thereafter is eligible to receive additional stock options. In determining the size and other terms of an option grant to an executive officer, the Compensation Committee considers a number of factors, including such officer's position and responsibilities, individual job performance, previous stock option grants (if any) and length of service to the Company.

         The exercise price of options is not less than the market price of the Company's Common Stock on the date of grant. Options generally vest over five years in 20 equal quarterly, or five equal annual, installments following the date of grant as long as the optionee remains an employee of the Company and, therefore, encourage an optionee to remain in the employ of the Company. In 1994, options to purchase an aggregate of 320,000 shares of Common Stock were granted to all executive officers as a group and represented 25.2% of all options granted in 1994. Information concerning options granted during 1994 to the executive officers named in the Summary Compensation Table is provided in the table entitled "Executive Compensation and Other Information - Option Grants in 1994."

         Option Repricing. In March 1994, the Compensation Committee repriced options previously granted to an executive officer and certain key employees under the 1984 Plan in October 1993 and November 1993 to purchase an aggregate of 87,000 and 80,000 shares, respectively, with exercise prices of $5.50 and $5.625 per share, respectively. The exercise prices of such options were amended to $3.595 per share (which amended price exceeded the then current market price of $3.25 per share and was equal to the exercise price of the Company's option repricing in May 1993). The market price of such stock options had declined following their grant and the Committee believed that such decline was undermining the Company's ability to retain and motivate the holders of such options. Accordingly, in order to enhance the retentional and motivational value of such options, the Committee approved the repricing of such options solely to amend the exercise prices thereof.

                                          COMPENSATION COMMITTEE

                                          Jon F. Rager, Chairman
                                          Robert V. Adams
                                          Daniel L. Brenner

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The following are certain transactions entered into between the Company and its officers, directors and principal shareholders and their affiliates since January 1, 1994:

         The Company sells products to Tekelec-Airtronic and its wholly owned subsidiaries which serve as distributors of the Company's products in Europe. During 1994, the aggregate sales of the Company's products to Tekelec-Airtronic and its subsidiaries were approximately $3,809,000. As of December 31, 1994, Tekelec-Airtronic and its subsidiaries owed the Company approximately $1,538,000 for purchases of the Company's products, of which approximately $576,000 was owed as of March 1, 1995. The Company anticipates that during 1995 it will sell products to Tekelec-Airtronic and its subsidiaries in an aggregate amount exceeding the aggregate amount of sales to such parties during 1994.

         The Company also purchases certain telecommunications test equipment and components from Tekelec-Airtronic and certain of its subsidiaries. During 1994, the Company purchased such equipment and components from Tekelec-Airtronic and its subsidiaries at an aggregate cost of approximately $49,000. As of December 31, 1994, the Company owed approximately $41,000 for purchases of such equipment and components, none of which was outstanding as of March 1, 1995. The Company anticipates that during 1995 it will continue to purchase telecommunications test equipment and components from, and may from time to time provide consulting services to, Tekelec-Airtronic and its subsidiaries, and expects that the aggregate amount of such transactions will not be significantly greater than the aggregate amount of such transactions during 1994.

         In satisfaction of the Company's obligations under the Company's Officer Severance Plan, the Company entered into an Employment Separation Agreement with each of Peter Vicars, William Atkinson and Janice Waterman pursuant to which such former officers of the Company were entitled to receive severance compensation of $532,500, $120,000 and $86,250, respectively, arising out of the termination of their respective employments with the Company in January 1994, December 1993 and December 1993, respectively. See "Executive Compensation and Other Information - Employment Agreements and Termination of Employment and Change-in-Control Arrangements" above.

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of the Total Return Index for the Nasdaq National Market (U.S. Companies) and the Nasdaq Computer Manufacturers Index for the five-year period commencing January 1, 1990. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
        AMONG TEKELEC, TOTAL RETURN INDEX FOR THE NASDAQ NATIONAL MARKET
            (U.S. COMPANIES) AND NASDAQ COMPUTER MANUFACTURERS INDEX

                                              NASDAQ
  MEASUREMENT PERIOD                         NATIONAL           NASDAQ
(FISCAL YEAR COVERED)        TEKELEC       MARKET (U.S.)    COMPUTER MFRS.
       12/31/89                100             100               100
       12/31/90                162              85               107
       12/31/91                150             136               149
       12/31/92                106             159               200
       12/31/93                 85             181               190
       12/31/94                387             177               209

- - ---------------

* Assumes (i) $100 invested on January 1, 1990 in Tekelec Common Stock, Total Return Index for the Nasdaq National Market (U.S. Companies), and Nasdaq Computer Manufacturers Index and (ii) immediate reinvestment of all dividends.

                     PROPOSAL 2 - APPROVAL OF AMENDMENTS TO
                      THE COMPANY'S 1994 STOCK OPTION PLAN

         In 1994, the Board of Directors of the Company adopted and the shareholders of the Company approved the 1994 Stock Option Plan (the "1994 Plan") under which 800,000 shares of Common Stock were authorized for issuance pursuant to the exercise of stock options granted thereunder.

         In February 1995 and March 1995, the Board of Directors amended the 1994 Plan, subject to shareholder approval, to increase the number of shares authorized for issuance thereunder by 100,000 and 500,000 shares, respectively. If such amendments are approved, a total of 1,400,000 shares will have been authorized for issuance under the 1994 Plan. As of March 1, 1995, a total of 10,870 shares had been issued upon the exercise of options under the 1994 Plan, a total of 761,760 shares was subject to outstanding options, and 27,370 shares (not including the 600,000-share increase subject to shareholder approval) remained available for option grants under the 1994 Plan. To the extent options have been or will be granted to purchase any of such additional 600,000 shares prior to obtaining shareholder approval of such amendments, such options are or will be expressly conditioned upon obtaining such approval. See "New Plan Benefits" below.

         AT THE ANNUAL MEETING, THE SHAREHOLDERS WILL BE REQUESTED TO CONSIDER AND APPROVE THE AMENDMENTS TO THE 1994 PLAN INCREASING THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY AN AGGREGATE OF 600,000 SHARES. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY'S COMMON STOCK PRESENT OR REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THE AMENDMENTS TO THE 1994 PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENTS.

NEW PLAN BENEFITS

         The following table sets forth certain information as of March 1, 1995 concerning stock options granted in 1995 by the Compensation Committee to key employees of the Company under the 1994 Plan, which grants are subject to and expressly conditioned upon shareholder approval of the amendments to the 1994 Plan increasing the number of shares authorized for issuance thereunder by an aggregate of 600,000 shares.

                                                                                      Number of
                                                                                  Shares Underlying
                     Name and Position                                              Options(#)(1)
- - ------------------------------------------------------------                     ------------------
Philip J. Alford                                                                        70,000
President

Gilles C. Godin                                                                         50,000
Vice President, Finance and Chief Financial Officer

Executive Group (6 persons)                                                            120,000

Non-Executive Director Group (6 persons)                                                     0(2)

Non-Executive Officer Employee Group                                                         0

- - ------------------
(1) Such options are granted at an exercise price per share equal to the closing price of the Company's Common Stock on the date of grant.

(2) Only employees of the Company are eligible to participate in the 1994 Plan.

SUMMARY OF 1994 PLAN

         A summary of the principal provisions of the 1994 Plan is set forth below and is qualified in its entirety by reference to the 1994 Plan. A copy of the 1994 Plan is available from the Company's Secretary upon request.

PURPOSE

         The purposes of the 1994 Plan are to (i) attract and retain the services of selected key employees of the Company who are in a position to make a material contribution to the successful operation of the Company's business;
(ii) motivate such persons, by means of performance-related incentives, to achieve the Company's business goals; and (iii) enable such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

ADMINISTRATION

         The 1994 Plan is required to be administered by a committee designated by the Board of Directors and composed of not less than two disinterested non-employee Board members. The 1994 Plan is currently administered by the Compensation Committee of the Board, which is comprised of three disinterested non-employee directors. The interpretation and construction of any provision of the 1994 Plan is within the sole discretion of the members of the committee of the Board, whose determination is final and binding.

ELIGIBILITY

         The 1994 Plan provides that nonstatutory stock options and incentive stock options may be granted only to employees (including officers and directors who are also employees) of the Company. As administrator of the 1994 Plan, the Compensation Committee selects the optionees and determines the type of option (i.e., incentive or nonstatutory) and the number of shares to be subject to each option. In making such determination, there is taken into account a number of factors, including the employee's position and responsibilities, individual job performance, previous stock option grants (if any), length of service to the Company, and other relevant factors. As of March 1, 1995, approximately 310 persons were eligible to receive options and 144 optionees were holding options under the 1994 Plan.

TERMS OF OPTIONS

         Options granted under the 1994 Plan may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code), or nonstatutory stock options. Each option is evidenced by a written stock option agreement between the Company and the person to whom such option is granted and is subject to the following additional terms and conditions:

         (a) Number of Shares: The aggregate fair market value (determined as of the grant date) of the stock for which an employee may be granted incentive stock options that first become exercisable during any one calendar year under all the Company's plans may not exceed $100,000. In addition, the maximum number of shares which may be awarded as options under the 1994 Plan during any calendar year to any one optionee may not exceed 200,000 shares.

         (b) Exercise of the Option: The optionee must earn the right to exercise the option by continuing to work for the Company. Options granted under the 1994 Plan will become exercisable at such times and in such cumulative installments as the Compensation Committee determines subject to earlier termination of the option upon termination of the optionee's employment for any reason. Options are typically exercisable in cumulative installments (e.g., 20 equal quarterly installments) over five years. An option is exercised by giving to the Company written notice of exercise specifying the number of shares of Common Stock as to which the option is being exercised and by tendering payment to the Company of the purchase price. The form of payment for shares to be issued upon the exercise of an option is determined by the Compensation Committee and may consist of cash, check, previously owned shares of Common Stock, a combination thereof or such other consideration as is determined by the Compensation Committee.

         (c) Exercise Price: The exercise price per share for the shares to be issued pursuant to the exercise of an option is determined by the Committee and may not be less than 100% of the fair market value of the Common Stock on the grant date. The fair market value of the Common Stock on the date of an option grant will be equal to the closing price of the Common Stock on the Nasdaq National Market as reported in The Wall Street Journal on the date of the option grant. On March 31, 1995, the closing price of the Company's Common Stock on the Nasdaq National Market was $_____ per share.

         (d) Termination of Employment: If the optionee's employment with the Company is terminated for any reason, other than death or total and permanent disability, the option may be exercised within three months after such termination as to all or part of the shares as to which the optionee was entitled to exercise the option at the time of termination.

         (e) Death or Disability: If an optionee should die or become permanently and totally disabled while employed by the Company, the options granted to him or her may be exercised at any time within six months after such death or disability, but only to the extent the optionee was entitled to exercise the options at the date of his or her termination of employment due to such death or disability.

         (f) Expiration of Options: Options may not have a term greater than ten years from the grant date. No option may be exercised after its expiration.

         (g) Nontransferability of Option: An option is nontransferable by the optionee, other than by will or the laws of descent and distribution or transfers between spouses incident to a divorce, and is exercisable only by the optionee during his or her lifetime or, in the event of the death of the optionee, by the estate of the optionee or by a person who acquires the right to exercise the option by bequest or inheritance.

         (h) Other Provisions: The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1994 Plan as may be determined by the Compensation Committee.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

         In the event that a change, such as a stock split or stock dividend, is made in the Company's capitalization which affects the stock for which options are exercisable under the 1994 Plan, appropriate adjustment will be made in the exercise price of and the number of shares covered by outstanding options, and in the number of shares available for issuance under the 1994 Plan. In the event of a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, or the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation, outstanding options will be assumed by the successor corporation or the Board of Directors will declare that any option will terminate as of a date fixed by the Board which is at least 30 days after notice thereof is given to optionees and permit each optionee to exercise all or a portion of the shares covered by such option, including shares as to which the option would not otherwise be exercisable.

AMENDMENT AND TERMINATION

         The Compensation Committee may amend or terminate the 1994 Plan at any time or from time to time without the approval of the Company's shareholders; provided, however, that approval of the holders of voting shares represented and entitled to vote at a valid meeting of shareholders is required for any amendment to the 1994 Plan which would: (a) materially increase the number of shares which may be issued thereunder other than in connection with an adjustment upon changes in capitalization; (b) materially change the designation of the class of employees eligible to participate; (c) remove the administration of the 1994 Plan from the Board of Directors or its committee;
(d) extend the term of the 1994 Plan beyond its initial ten-year term; (e) materially increase the benefits to participants under the 1994 Plan; or (f) materially modify the requirements as to eligibility for participation. In any event, the 1994 Plan will terminate on the tenth anniversary of its adoption by the Board of Directors, provided that any options then outstanding will remain outstanding until they expire by their terms.

TAX INFORMATION

         The federal tax consequences of options are complex and subject to change. The following discussion is only a brief summary of the general federal income tax rules currently in effect which are applicable to stock options. A taxpayer's particular situation may be such that some variation of the general rules may apply. This summary does not cover the state, local or foreign tax consequences of the grant or exercise of options under the 1994 Plan or the disposition of shares acquired upon exercise of such options or federal estate tax or state estate, inheritance or death taxes.

         INCENTIVE STOCK OPTIONS

         If an option granted under the 1994 Plan is treated as an "incentive stock option" as defined in Section 422 of the Code, then the optionee will not recognize any income for regular income tax purposes upon either the grant or the exercise of the option and the Company will not be allowed a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time of sale. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability in the year of exercise.

         If an optionee exercises an incentive stock option and does not dispose of the shares received within two years of the date of the grant of such option and within one year after the exercise of the option, whichever ends later, any gain realized upon disposition will be characterized as long-term capital gain, and any loss will be long-term capital loss. In either such case, the Company will not be entitled to a federal income tax deduction.

         If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the exercise of the option, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise less the purchase price or (2) the amount realized on the disposition less the purchase price will be taxed as ordinary income in the taxable year in which the disposition occurs. Any such ordinary income will increase the optionee's tax basis for purposes of determining gain or loss on the sale or exchange of such shares. The excess, if any, of the amount realized over the fair market value of the shares at the time of the exercise of the option will be treated as short-term or long-term capital gain, as the case may be, and any loss realized upon the disposition will be treated as a capital loss. An optionee will be generally considered to have disposed of shares if he or she sells, exchanges, makes a gift of or transfers legal title to such shares (except by pledge, in certain non-taxable exchanges, a transfer in insolvency proceedings, incident to a divorce, or upon death). If the amount realized is less than the purchase price, generally the optionee will not recognize income.

         The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability in the year of exercise because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the option price is an adjustment in determining an optionee's alternative minimum taxable income for such year. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option. If such a disqualifying disposition occurs in the same year as an option is exercised, the amount of ordinary income resulting from such disposition may offset any adjustment to alternative minimum taxable income for the year of exercise. In the case of a disqualifying disposition which occurs after the year of exercise, an individual would be required to recognize an adjustment to alternative minimum taxable income in the year of exercise and ordinary income in the year of such disqualifying disposition in an amount determined under the rules described above. An optionee's alternative minimum tax liability is affected by the availability of a special credit, a basis adjustment and other complex rules. Optionees are urged to consult their tax advisors concerning the applicability of the alternative minimum tax to their own circumstances.

         In general, there will be no federal tax consequences to the Company upon the grant, exercise or termination of an incentive stock option. However, in the event an optionee sells or disposes of stock received upon the exercise of an incentive stock option prior to satisfying the two-year and one-year holding periods described above, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares.

         NONSTATUTORY STOCK OPTIONS

         Nonstatutory stock options granted under the 1994 Plan do not qualify as "incentive stock options" and, accordingly, do not qualify for any special tax benefits to the optionee. An optionee will not recognize any income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will generally recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the option price. The income realized by the optionee will be subject to income tax withholding by the Company out of the compensation paid to the optionee.
If such earnings are insufficient to pay the withholding tax, the optionee will be required to make a direct payment to the Company to cover the withholding tax liability.

         Upon a sale of any shares acquired pursuant to the exercise of a nonstatutory stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a long-term or short-term capital gain or loss, as the case may be. The optionee's basis for determination of gain or loss upon any subsequent disposition of shares acquired upon the exercise of a nonstatutory stock option will ordinarily be the sum of the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option.

         In general, there will be no federal tax consequences to the Company upon the grant or termination of a nonstatutory stock option or the sale or disposition of the shares acquired upon exercise of a nonstatutory stock option. However, upon the exercise of a nonstatutory stock option, the Company will be entitled to a deduction to the extent and in the year that ordinary income from the exercise of the option is recognized by the optionee, provided the Company has satisfied its withholding obligations under the Code.


                     PROPOSAL 3 - APPROVAL OF AMENDMENT TO
                   THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

         In 1986, the Board of Directors of the Company adopted, and in 1987 the shareholders of the Company approved, the Company's Employee Stock Purchase Plan (the "Purchase Plan") under which 100,000 shares of Common Stock were initially reserved for issuance thereunder. The Purchase Plan was amended in 1989, 1991, 1992 and 1993 to increase the number of shares authorized for issuance thereunder by 80,000, 70,000, 100,000 and 100,000 shares, respectively.

         In October 1994, the Board of Directors amended the Purchase Plan, subject to shareholder approval, to increase the number of shares authorized for issuance under the Purchase Plan by an additional 150,000 shares. If the amendment is approved, a total of 600,000 shares will have been authorized for issuance under the Purchase Plan since its inception (of which 450,000 shares had been issued as of March 1, 1995).

         Purchases of the Company's Common Stock under the Purchase Plan are made at the discretion of the participants therein. Accordingly, future purchases under the Purchase Plan are not yet determinable.

         AT THE ANNUAL MEETING, THE SHAREHOLDERS WILL BE REQUESTED TO CONSIDER AND APPROVE THE AMENDMENT TO THE PURCHASE PLAN INCREASING THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 150,000 SHARES. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY'S COMMON STOCK PRESENT OR REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE SUCH AMENDMENT. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT.

         A summary of the principal provisions of the Purchase Plan is set forth below and is qualified in its entirety by reference to the Purchase Plan.

PURPOSE

         The purpose of the Purchase Plan is to provide employees of the Company and its subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions.

ADMINISTRATION

         The Purchase Plan may be administered by the Board of Directors or a committee appointed by the Board of Directors and is currently being administered by the Board of Directors. All questions of interpretation or application of the Purchase Plan are determined in the sole discretion of the Board of Directors and its decisions are final, conclusive and binding upon all participants. Members of the Board of Directors who are eligible employees are permitted to participate in the Purchase Plan.

OFFERING DATES

         The Purchase Plan is implemented by one offering during each six-month period in which such plan remains in effect. The offering periods commence on January 1 and July 1 of each year. The first offering period began on January 1, 1987.

ELIGIBILITY

         Employees (including officers and directors) are eligible to participate in the Purchase Plan if they are employed more than 20 hours per week and have completed six months of continuous employment with the Company or its subsidiaries as of the first day of an offering period. Of 256 employees eligible to participate in the offering which commenced January 1, 1995, 93 employees were participating as of March 1, 1995.

PARTICIPATION IN THE PLAN

         Eligible employees become participants in the Purchase Plan by delivering to the Company, prior to the commencement of an offering, a completed subscription agreement authorizing payroll deductions. By executing such subscription agreement, an employee becomes entitled to have shares placed under option to him or her, but does not become obligated to purchase such shares. An employee's participation in the Purchase Plan continues from offering period to offering period at the deduction rate authorized in the subscription agreement unless the participant files a new subscription agreement specifying a different rate or withdraws from the Purchase Plan. An employee who first becomes eligible to participate in the Purchase Plan after the commencement of an offering may not participate until the commencement of the next offering.

         No employee will be permitted to participate in the Purchase Plan if, immediately after the grant of an option thereunder, the employee would own 5% or more of the voting stock or value of all classes of stock of the Company or its subsidiaries (including stock which may be purchased through subscriptions under the Purchase Plan or pursuant to any other options), nor will any employee be granted an option which would permit the employee to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) pursuant to the Purchase Plan in any calendar year. Furthermore, if the number of shares which would otherwise be placed under option at the beginning of an offering period exceeds the number of shares then available under the Purchase Plan, a pro rata allocation of the shares remaining will be made among all participants in as equitable a manner as is practicable.

PURCHASE PRICE

         The purchase price per share under the Purchase Plan is 85% of the lesser of the fair market value of a share of Common Stock on the date the offering period commences or on the date the offering period terminates. The fair market value of the Common Stock on a given date will be equal to the closing sales price of the Common Stock on such date on the Nasdaq National Market as reported in The Wall Street Journal.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

         The purchase price of the shares is accumulated by payroll deductions over the offering period. The rate of deductions may not exceed 10%, or such other rate as may be determined from time to time by the Board of Directors, of a participant's compensation. A participant may discontinue his or her participation in the Purchase Plan at any time, but may not increase or decrease the rate of payroll deductions for an offering period after it commences.

         All payroll deductions are credited to the participant's account under the Purchase Plan and are deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

PURCHASE OF STOCK; EXERCISE OF OPTION

         The maximum number of shares placed under option to a participant in the Purchase Plan at the commencement of an offering period is the number of whole shares of Common Stock determined by dividing 10% of the participant's total compensation for the six months preceding an offering period by 85% of the fair market value of a share of Common Stock at the beginning of such offering period.

         Unless an employee discontinues his or her participation in the Purchase Plan, his or her option will be exercised automatically to purchase the shares subject thereto using accumulated payroll deductions on the last day of the offering period at the applicable price. The shares purchased for an employee will be delivered to him or her as promptly as practicable after the end of the applicable offering period, together with any cash remaining to the credit of his or her account under the Purchase Plan after the purchase of such shares, other than any amount representing a fractional share. Any amount representing a fractional share will be credited to a participant's account for the next offering or returned to the participant.

WITHDRAWAL

         A participant's interest in an offering may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Purchase Plan at any time prior to the end of an offering period. Promptly after such withdrawal, the payroll deductions credited to a participant's account will be returned to him or her without interest. A participant's withdrawal from an offering or an employee's decision not to participate in an offering does not have any effect upon such participant's or employee's eligibility to participate in subsequent offerings under the Purchase Plan; provided, however, that an employee who is an officer or director of the Company who ceases participation in the Purchase Plan may not participate again for at least six months following such cessation of participation.

TERMINATION OF EMPLOYMENT

         If a participant terminates his or her employment for any reason, including retirement or death, or fails to remain employed by the Company for more than 20 hours per week during an offering period, his or her participation in the Purchase Plan will automatically be terminated. In such event, the payroll deductions credited to the participant's account will be refunded without interest.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

         Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by an option under the Purchase Plan and the number of shares which are available for issuance, as well as the option price per share of an unexercised option, will be proportionately adjusted for any change in the number of shares of Common Stock resulting from a stock split, stock dividend, spin-off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like. In the event of a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, outstanding options will be assumed by the successor corporation or the Board will declare that any option will terminate as of a date fixed by the Board of Directors or its committee which is at least 30 days after the notice thereof and, unless a participant terminates his or her participation in the Purchase Plan prior to such date, his or her option for the purchase of shares will be automatically exercised on such date and the accumulated payroll deductions credited to a participant's account on such date will be applied to purchase whole shares of the Company's Common Stock (up to the maximum number of shares subject to his or her option).

NONASSIGNABILITY

         No rights or accumulated payroll deductions of a participant in the Purchase Plan may be pledged, assigned or transferred for any reason (other than upon the death of a participant as provided in the Purchase Plan), and any such attempt may be treated by the Company as an election by the participant to withdraw from the Purchase Plan.

AMENDMENT AND TERMINATION OF THE PURCHASE PLAN

         The Board of Directors may at any time amend or terminate the Purchase Plan, except that termination of the Purchase Plan may not affect options previously granted thereunder nor may any amendment make any change in an option granted prior thereto which adversely affects the rights of any participant without the prior written consent of the participant. No amendment may be made to the Purchase Plan without prior approval of the shareholders of the Company if such amendment would increase the number of shares reserved under the Purchase Plan, materially modify the eligibility requirements or materially increase the benefits which may accrue to participants under the Purchase Plan. In any event, the Purchase Plan will terminate on November 6, 1996, provided that such termination shall not affect options then outstanding.

TAX INFORMATION

         The Purchase Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of an option grant or purchase of shares. As summarized below, a participant may become liable for tax upon disposition of the shares acquired under the Purchase Plan.

         If shares are not disposed of by a participant within two years after the date of the beginning of the offering period in which such shares were acquired or within one year after the transfer of the shares to the participant, the lesser of (i) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or
(ii) the excess of the fair market value of the shares at the beginning of the offering period in which such shares were acquired over the purchase price of the shares (computed as of the commencement of such offering period) will be treated as ordinary income to the participant. Any further gain upon such disposition will be treated as long-term capital gain. If shares are disposed of in a transaction in which the sales price is less than the purchase price, the participant would not recognize any ordinary income and would have a long-term capital loss equal to the difference.

         If shares are disposed of by a participant (including by way of gift) before the expiration of the two-year and one-year holding periods described above, the excess of the fair market value of the shares on the date the option is exercised (i.e., the last day of an offering period) over the purchase price of the shares will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no additional gain is realized on the sale. The balance of any gain realized on such disposition will be treated as a short-term or long-term capital gain, as the case may be. Even if the shares are sold for less than their fair market value on the date the option was exercised, ordinary income will be recognized equal to the difference between the sales price and the value of the shares on the option exercise date.

         Any amount taxed to a participant as ordinary income under the rules described above would be added to the actual purchase price of the shares in determining the tax basis of the shares for the purpose of determining capital gain or loss on a sale or other disposition of the shares.

         The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that (i) ordinary income is recognized upon disposition of shares by a participant before the expiration of the two-year and one-year holding periods described above and (ii) the Company has satisfied its withholding obligations under the Code.


                     PROPOSAL 4 - APPROVAL OF AMENDMENT TO
                              THE COMPANY'S BYLAWS

         The California General Corporation Law permits a corporation with 100 or more shareholders of record to make loans to, and to guarantee the obligations of, its corporate officers, or to implement an employee benefit plan authorizing such loans or guarantees, upon approval of the corporation's Board of Directors alone after the Board has determined that such a loan, guarantee or employee benefit plan may reasonably be expected to benefit the corporation. Before a corporation may act pursuant to such law, however, the corporation's shareholders are required to approve a bylaw authorizing the corporation's Board of Directors to approve such loans, guarantees and employee benefit plans without further shareholder approval.

         The Board of Directors regards the Company's ability to make loans to its officers to be important in ensuring that the Company is able to attract and retain personnel of high caliber to serve as its officers, which personnel are in great demand. If the proposed amendment to the Bylaws is approved by the shareholders, any future loans to officers could be authorized by the Board of Directors, without further shareholder approval. The Company proposes to authorize loans under the proposed amendment to the Bylaws to, among other things, provide to officers funds needed in connection with relocations. The terms of such loans would be established by the Board of Directors and matters such as the terms of loans, interest rates and collateral would be determined by the Board on a case-by-case basis. The Company does not currently have an employee benefit plan that authorizes loans to or guarantees of the obligations of its officers, nor does it anticipate adopting such a plan. The proposed amendment to the Bylaws would, however, authorize the Board of Directors to adopt such a plan and to provide for the use of the Company's assets to fund loans to and to support guarantees of the obligations of its officers pursuant to such a plan.

         Section 3.11(b) of the Company's Bylaws currently authorizes the Company to make loans to its officers, to guarantee their obligations and to adopt employee benefit plans providing for such loans or guarantees. Each such loan, guarantee or employee benefit plan requires shareholder approval, however, because the Section has not been approved by the Company's shareholders. In February 1995, the Company's Board of Directors authorized an amendment to the Company's Bylaws which would replace Section 3.11(b) of the Bylaws with the following provision:

                          "(b)    The Board of Directors alone may approve
                 loans of money or property to, or the guarantee of obligations of, any officer of the corporation, whether or not a director, or an employee benefit plan authorizing such a loan or guaranty to an officer provided that (1) the Board of Directors determines that such a loan or guaranty or plan may reasonably be expected to benefit the corporation, (2) the corporation has outstanding shares held of record by 100 or more persons (determined as provided in Section 605 of the California General Corporation Law) on the date of approval by the Board of Directors, and (3) the approval of the Board of Directors is by a vote sufficient without counting the vote of any interested director or directors."

         The principal purpose of the proposed amendment to the Bylaws is to permit the Board of Directors, upon its approval alone, to authorize the making of loans to, and the guarantee of obligations of, the officers of the Company without the delay and expense of having to seek the approval of the Company's shareholders in each individual case. If the proposed amendment is approved by the Company's shareholders, the Board of Directors will have the power, without further shareholder approval, to authorize such loans or guarantees, or employee benefits plans providing for such loans or guarantees, after the Board has determined that such loans, guarantees or employee benefit plans may reasonably be expected to benefit the Company. If the proposed amendment is not so approved, such loans, guarantees or employee benefit plans involving officers will continue to require approval by the shareholders on a case-by-case basis. Loans and guarantees to employees who are not officers or directors of the Company do not require shareholder approval under present California corporate law.

         AT THE ANNUAL MEETING, THE SHAREHOLDERS WILL BE REQUESTED TO CONSIDER AND APPROVE THE PROPOSED AMENDMENT TO THE BYLAWS. SUCH AMENDMENT REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK ENTITLED TO VOTE. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT.


                    PROPOSAL 5 - RATIFICATION OF APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has appointed Coopers & Lybrand L.L.P., independent accountants, to audit the Company's consolidated financial statements for the year ending December 31, 1995, and recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

                                 OTHER MATTERS

         The Company currently knows of no matters to be submitted at the Annual Meeting other than those described herein. If any other matters properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                          BY ORDER OF THE BOARD OF DIRECTORS



                                          Ronald W. Buckly
                                          Secretary

Calabasas, California
April ___, 1995

                                                          PRELIMINARY PROXY CARD


PROXY CARD

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                                    TEKELEC

                      1995 ANNUAL MEETING OF SHAREHOLDERS

         The undersigned shareholder of Tekelec, a California corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April ___, 1995, and Annual Report to Shareholders for the year ended December 31, 1994, and hereby appoints Philip J. Alford and Gilles C. Godin, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held May 12, 1995, at 9:30 a.m., California time, at the Company's corporate headquarters located at 26580 W. Agoura Road, Calabasas, California 91302, and at any adjournment(s) thereof, and to vote all shares of Common Stock to which the undersigned would be entitled, if then and there personally present, on the matters set forth below:

         1.      ELECTION OF DIRECTORS:

[  ]  FOR ALL nominees listed below (except as marked to the contrary below).

[  ]  WITHHOLD AUTHORITY to vote for ALL nominees listed below.

                 (Instruction: To WITHHOLD the authority to vote for any individual nominee, mark the box next to the nominee's name below.)

Name of Nominee:

[  ]  Robert V. Adams     [  ]  Philip J. Alford     [  ]  Jean-Claude Asscher
[  ]  Philip Black        [  ]  Daniel L. Brenner    [  ]  Howard Oringer
[  ]  Jon F. Rager

         2.      APPROVAL OF AMENDMENTS TO THE 1994 STOCK OPTION PLAN:

[  ]  FOR          [  ]  AGAINST           [  ]  ABSTAIN

To approve amendments to the Company's 1994 Stock Option Plan to increase the aggregate number of shares of Common Stock authorized for issuance thereunder from 800,000 to 1,400,000.

         3.      APPROVAL OF AMENDMENT TO THE EMPLOYEE STOCK PURCHASE
                 PLAN:

[  ]  FOR          [  ]  AGAINST           [  ]  ABSTAIN

To approve an amendment to the Company's Employee Stock Purchase Plan to increase the aggregate number of shares authorized for issuance thereunder from 450,000 to 600,000.

         4.      APPROVAL OF AMENDMENT TO THE BYLAWS:

[  ]  FOR          [  ]  AGAINST           [  ]  ABSTAIN

To approve an amendment to the Company's Bylaws to authorize the Company's Board of Directors to approve loans to, and guarantees of the obligations of, the Company's officers.

         5.      APPOINTMENT OF INDEPENDENT ACCOUNTANTS:

[  ]  FOR          [  ]  AGAINST           [  ]  ABSTAIN

To ratify the appointment of Coopers & Lybrand L.L.P. as independent accountants of the Company for the year ending December 31, 1995, as described in the Proxy Statement.

         6.      OTHER BUSINESS:

         In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

         Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorneys-in-fact hereunder.

         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                          Dated:________________________, 1995


                                          ______________________________________
                                                         (Signature)

                                          ______________________________________
                                                         (Signature)


                                          (This Proxy should be marked, dated
                                          and signed by the shareholder(s)
                                          EXACTLY as his or her name appears
                                          hereon and returned promptly in the
                                          enclosed envelope.  Persons signing
                                          in a fiduciary capacity should so
                                          indicate.  If shares are held by
                                          joint tenants or as community
                                          property, both should sign.)


                        DO NOT FOLD, STAPLE OR MUTILATE

                                    TEKELEC

                             1994 STOCK OPTION PLAN


1. ESTABLISHMENT AND PURPOSES OF THE PLAN.

  Tekelec hereby establishes this 1994 Stock Option Plan to promote the interests of the Company and its stockholders by (i) helping to attract and retain the services of selected key employees of the Company who are in a position to make a material contribution to the successful operation of the Company's business, (ii) motivating such persons, by means of performance-related incentives, to achieve the Company's business goals and
(iii) enabling such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

2. DEFINITIONS.

  The following definitions shall apply throughout the Plan:

  a. "AFFILIATE" shall mean any entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company.

  b. "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

  c. "CODE" shall mean the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendment or successor provisions to such section and any regulations issued under such section.

  d. "COMMON STOCK" shall mean the common stock, without par value, of the Company.

  e. "COMPANY" shall mean Tekelec, a California corporation and any "subsidiary" corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

  f. "COMMITTEE" shall mean the committee of the Board of Directors appointed in accordance with Section 4(a) of the Plan or, if no such committee shall be appointed or in office, the Board of Directors.

  g. "CONTINUOUS EMPLOYMENT" shall mean the absence of any interruption or termination of employment by the Company. Continuous Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Committee or in the case of transfers between locations of the Company.

  h. "DISINTERESTED PERSON" shall mean an administrator of the Plan who during the one year prior to service as an administrator of the Plan, has not been granted or awarded, and during such service, is not granted or awarded stock options or stock appreciation rights pursuant to the Plan or any other plan of the Company or any of its Affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any Affiliates, except for any plan under which the award of stock, stock options or stock appreciation rights is not subject to the discretion of any person or persons.

  i. "EMPLOYEE" shall mean any employee of the Company, including officers and directors who are also employees.

  j. "FAIR MARKET VALUE" shall mean, with respect to Shares, the fair market value per Share on the date an option is granted and, so long as the Shares are quoted on the National Association of Securities Dealers Automated Quotations ("NASDAQ") System, the Fair Market Value per Share shall be the closing price on the NASDAQ National Market System as of the date of grant of the Option, as reported in The Wall Street Journal or, if there are no sales on such date, on the immediately preceding day on which there were reported sales.

  k. "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

  l. "NON-STATUTORY STOCK OPTION" shall mean an Option which is not an Incentive Stock Option.

  m. "OPTION" shall mean a stock option to purchase Common Stock granted to an Optionee pursuant to the Plan.

  n. "OPTION AGREEMENT" means a written agreement substantially in one of the forms attached hereto as Exhibit A, or such other form or forms as the Committee (subject to the terms and conditions of the Plan) may from time to time approve, evidencing and reflecting the terms of an Option.

  o. "OPTIONED STOCK" shall mean the Common Stock subject to an Option granted pursuant to the Plan.

  p. "OPTIONEE" shall mean any Employee who is granted an Option.

  q. "PLAN" shall mean this Tekelec 1994 Stock Option Plan.

  r. "SHARES" shall mean shares of the Common Stock or any shares into which such Shares may be converted in accordance with Section 10 of the Plan.

3. SHARES RESERVED.

  The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be Eight Hundred Thousand (800,000) Shares* or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

  Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.

4. ADMINISTRATION OF THE PLAN.

  a. The Plan shall be administered by a Committee designated by the Board of Directors to administer the Plan and comprised of not less than two directors, each of whom is a Disinterested Person. In addition, each director designated by the Board of Directors to administer the Plan shall be an "outside director" as defined in the Treasury regulations issued pursuant to Section 162(m) of the Code. Members of the Committee shall serve for such period of time as the Board of Directors may determine or until their resignation, retirement, removal or death, if sooner. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor or fill vacancies however caused.

  b. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code, or Non-Statutory Stock Options; (ii) to determine, upon review of relevant information, the Fair Market Value per Share; (iii) to determine the exercise price of the Options to be granted to Employees in accordance with Section 6(c) of the Plan; (iv) to determine the Employees to whom, and the time or times at which, Options shall be granted, and the number of Shares subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to the Plan subject to the limitations set forth in Section 12 of the Plan; (vi) to determine the terms and provisions of each Option granted to Optionees under the Plan and each Option Agreement (which need not be identical with the terms of other Options and Option Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Option or Option Agreement; (vii) to accelerate the exercise date of any Option; (viii) to determine whether any Optionee will be required to execute a stock repurchase agreement or other agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement;
(ix) to interpret the Plan or any agreement entered into







_________________

     * Such number of shares has been adjusted to reflect the Company's two-for-one stock split effective March 17, 1995.

with respect to the grant or exercise of Options, to determine the eligibility of an Employee for benefits hereunder and the amount thereof; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the grant or exercise thereof; and (xi) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

  c. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

  d. The Committee shall keep minutes of its meetings and of the actions taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the actions of a majority at a meeting, including a telephone meeting, at which a quorum is present, or acts approved in writing by a majority of the members of the Committee without a meeting, shall constitute acts of the Committee.

  e. The Company shall pay all original issue and transfer taxes with respect to the grant of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith; provided, however, that the person exercising an Option shall be responsible for all payroll, withholding, income and other taxes incurred by such person on the date of exercise of an Option or transfer of Shares.

5. ELIGIBILITY.

  Options may be granted under the Plan only to Employees. An Employee who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

6. TERMS AND CONDITIONS OF OPTIONS.

  Options granted pursuant to the Plan by the Committee shall be either Incentive Stock Options or Non-Statutory Stock Options and shall be evidenced by an Option Agreement providing, in addition to such other terms as the Committee may deem advisable, the following terms and conditions:

  a. Time of Granting Options. The date of grant of an Option shall for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

  b. Number of Shares. Each Option Agreement shall state the number of Shares to which it pertains and whether such Option is intended to constitute an Incentive Stock Option or a Non-Statutory Stock Option. The maximum number of Shares which may be awarded as Options under the Plan during any calendar year to any Optionee is Two Hundred Thousand

(200,000) Shares.* If an Option held by an Employee of the Company is canceled, the canceled Option shall continue to be counted against the maximum number of Shares for which Options may be granted to such Employee and any replacement Option granted to such Employee shall also count against such limit.

  c. Exercise Price. The exercise price per Share for the Shares to be issued pursuant to the exercise of an Option, shall be such price as is determined by the Committee; provided, however, such price shall in no event be less than one-hundred percent (100%) with respect to Non-Statutory Stock Options, and one hundred percent (100%) with respect to Incentive Stock Options, of the Fair Market Value per Share on the date of grant.

   In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, the exercise price per Share shall be no less than one-hundred-ten percent (110%) of the Fair Market Value per Share on the date of grant.

  d. Medium and Time of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of cash, check or Shares having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment permitted under any laws to which the Company is subject which is approved by the Committee; provided, however, that the Optionee shall be required to pay in cash an amount necessary to satisfy the Company's withholding obligations. In the case of an Incentive Stock Option, such provision shall be determined on the date of the grant.

   If the consideration for the exercise of an Option is the surrender of previously acquired and owned Shares, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his or her title to the Shares used to effect the purchase, including without limitation representations and warranties that the Optionee has good and marketable title to such Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. The value of the Shares used to effect the purchase shall be the Fair Market Value of such Shares on the date of exercise as determined by the Committee in its sole discretion, exercised in good faith.

  e. Term of Options.  The term of an Incentive Stock Option may be up to ten
(10) years from the date of grant thereof; provided, however, that the term of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of









_________________

     * Such number of shares has been adjusted to reflect the Company's two-for-one stock split effective March 17, 1995.

stock of the Company, shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option.

   The term of a Non-Statutory Stock Option may be up to ten (10) years from the date such Employee first becomes vested in any portion of an Option award.

   The term of any Option may be less than the maximum term provided for herein as specified by the Committee upon grant of the Option and as set forth therein.

  f. Maximum Amount of Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company exceeds One Hundred Thousand Dollars ($100,000), the Options in excess of such limit shall be treated as Non-Statutory Stock Options.

7. EXERCISE OF OPTION.

  a. In General. Any Option granted hereunder to an Employee shall be exercisable at such times and under such conditions as may be determined by the Committee and as shall be permissible under the terms of the Plan, including any performance criteria with respect to the Company and/or the Optionee as may be determined by the Committee.

   An Option may be exercised in accordance with the provisions of the Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. However, an Option may not be exercised for a fraction of a Share.

  b. Procedure. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any other agreements required by the terms of the Plan and/or Option Agreement or as required by the Committee and payment by the Optionee of all payroll, withholding or income taxes incurred in connection with such Option exercise (or arrangements for the collection or payment of such tax satisfactory to the Committee are made). Full payment may consist of such consideration and method of payment allowable under Section 6(d) of the Plan.

  c. Decrease in Available Shares. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

  d. Exercise of Stockholder Rights. Until the Option is properly exercised in accordance with the terms of this section, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in
Section 10 of the Plan.

  e. Termination of Eligibility. If an Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Status as an Employee he or she may, but only within three (3) months following the date he or she ceases his or her Continuous Status as an Employee (subject to any earlier termination of the Option as provided by its terms), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of such termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding anything to the contrary herein, the Committee may at any time and from time to time prior to the termination of a Non- Statutory Stock Option, with the consent of the Optionee, extend the period of time during which the Optionee may exercise his or her Non- Statutory Stock Option following the date he or she ceases his or her Continuous Status as an Employee; provided, however, that the maximum period of time during which a Non-Statutory Stock Option shall be exercisable following the date on which an Optionee terminates his or her Continuous Status as an Employee shall not exceed an aggregate of six (6) months, that the Non-Statutory Stock Option shall not be, or as a result of such extension become, exercisable after the expiration of the term of such Option as set forth in the Option Agreement and, notwithstanding any extension of time during which the Non-Statutory Stock Option may be exercised, that such Option, unless otherwise amended by the Committee, shall only be exercisable to the extent the Optionee was entitled to exercise it on the date he or she ceased his or her Continuous Status as an Employee.

  f. Death or Disability Of Optionee. If an Optionee's Continuous Status as an Employee ceases due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) of the Optionee, the Option may be exercised within six (6) months (or such other period of time not exceeding one
(1) year as is determined by the Committee at the time of granting the Option) following the date of death or termination of employment due to permanent or total disability (subject to any earlier termination of the Option as provided by its terms), by the Optionee in the case of permanent or total disability, or in the case of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but in any case (unless otherwise determined by the Committee at the time of granting the Option) only to the extent the Optionee was entitled to exercise the Option at the date of his or her termination of employment by death or permanent and total disability. To the extent that he or she was not entitled to exercise such Option at the date of his or her termination of employment by death or permanent and total disability, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

  g. Expiration of Option. Notwithstanding any provision in the Plan, including but not limited to the provisions set forth in Sections 7(e) and 7(f), an Option may not be exercised, under any circumstances, after the expiration of its term.

  h. Conditions on Exercise and Issuance. As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate or certificates representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any law or regulation applicable to the issuance or delivery of such Shares.

   Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Options and Shares issuable upon exercise thereof. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, applicable state law, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and may be further subject to the approval of counsel for the Company with respect to such compliance.

  i. Withholding or Deduction for Taxes. The grant of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation or other amounts payable to the Optionee any taxes required to be withheld under Federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation and other amounts, if any, payable to the Optionee are insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee, as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the delivery to the Company of cash necessary to satisfy the Company's withholding obligations under Federal and state law.

8. NONTRANSFERABILITY OF OPTIONS.

  Options granted under the Plan may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfers between spouses incident to a divorce.

9. HOLDING PERIOD.

  In the case of officers and directors of the Company, at least six (6) months must elapse from the date of grant of the Option to the date of disposition of the underlying Shares.

10.  ADJUSTMENT UPON CHANGE IN CORPORATE STRUCTURE.

  a. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise or purchase price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split or combination or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company (other than stock awards to Employees); provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Plan or an Option.

  b. In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company (other than in the ordinary course of business), or the merger or consolidation of the Company with or into another corporation, as a result of which the Company is not the surviving and controlling corporation, the Board of Directors shall (i) make provision for the assumption of all outstanding options by the successor corporation or (ii) declare that any Option shall terminate as of a date fixed by the Board of Directors which is at least thirty
(30) days after the notice thereof to the Optionee and shall give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable provided such exercise does not violate Section 7(e) of the Plan.

  c. No fractional shares of Common Stock shall be issuable on account of any action aforesaid, and the aggregate number of shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board of Directors, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event shall be in a form and have such terms and conditions as the Board of Directors in its discretion shall prescribe.

11.  STOCKHOLDER APPROVAL.

  Effectiveness of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted; provided, however, that Options may be granted pursuant to the Plan subject to subsequent approval of the Plan by such stockholders. Stockholder approval shall be obtained by the affirmative votes of the holders of a majority of voting Shares present or represented and entitled to vote at a meeting of stockholders duly held in accordance with the laws of the state of California.

12.  AMENDMENT AND TERMINATION OF THE PLAN.

  a. Amendment and Termination. The Committee may amend or terminate the Plan from time to time in such respects as the Committee may deem advisable and shall make any amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purpose of Section 422 of the Code; provided, however, that without approval of the holders of a majority of the voting Shares represented or present and entitled to vote at a valid meeting of stockholders, no such revision or amendment shall (i) materially increase the benefits accruing to participants under the Plan; (ii) materially increase the number of Shares which may be issued under the Plan, other than in connection with an adjustment under Section 10 of the Plan; (iii) materially modify the requirements as to eligibility for participation in the Plan; (iv) materially change the designation of the class of Employees eligible to be granted Options; (v) remove the administration of the Plan from the Board of Directors or its Committee; or (vi) extend the term of the Plan beyond the maximum term set forth in Section 15 hereunder.

  b. Effect of Amendment or Termination.  Except as otherwise provided in
Section 10 of the Plan, any amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Notwithstanding anything to the contrary herein, this 1994 Stock Option Plan shall not adversely affect, unless mutually agreed in writing by the Company and an Optionee, the terms and provisions of any Option granted prior to the date the Plan was approved by stockholders as provided in Section 11 of the Plan.

13.  INDEMNIFICATION.

  No member of the Committee or of the Board of Directors shall be liable for any act or action taken, whether of commission or omission, except in circumstances involving willful misconduct, or for any act or action taken, whether of commission or omission, by any other member or by any officer, agent, or Employee. In addition to such other rights of indemnification they may have as members of the Board of Directors, or as members of the Committee, the Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken, by commission or omission, in connection with the Plan or any Option taken thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for willful misconduct in the performance of his or her duties;

provided that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

14.  GENERAL PROVISIONS.

  a. Other Plans. Nothing contained in the Plan shall prohibit the Company from establishing additional incentive compensation arrangements.

  b. No Enlargement of Rights. Neither the Plan, nor the granting of Shares, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain an Employee for any period of time, or at any particular rate of compensation. Nothing in the Plan shall be deemed to limit or affect the right of the Company or any such corporations to discharge any Employee thereof at any time for any reason or no reason.

   No Employee shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such eligible person, and upon such grant he or she shall have only such rights and interests as are expressly provided herein and in the related Option Agreement, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

  c. Notice. Any notice to be given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal office, and any notice to be given to an Optionee whom an Option is granted hereunder shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Stock Option Agreement, or at such other address as such Optionee or his or her transferee (upon the transfer of the Optioned Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her direct mailing address.

  d. Applicable Law. To the extent that Federal laws do not otherwise control, the Plan shall be governed by and construed in accordance with the laws of the state of California, without regard to the conflict of laws rules thereof.

  e. Incentive Stock Options. The Company shall not be liable to an Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Options are not incentive stock options as defined in Section 422 of the Code.

  f. Information to Optionees. The Company shall provide without charge to each Optionee copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

  g. Availability of Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person making reasonable inquiry concerning it.

  h. Severability. In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

15.  EFFECTIVE DATE AND TERM OF PLAN.

  The Plan shall become effective upon stockholder approval as provided in
Section 11 of the Plan.  The Plan shall continue in effect for a term of ten
(10) years unless sooner terminated under Section 12 of the Plan.

                                  EXHIBIT A-1


                                    TEKELEC
                             1994 STOCK OPTION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT


  Tekelec, a California corporation (the "Company"), hereby enters into this agreement (the "Option Agreement") with ______________________________ (the
"Optionee") on this _____ day of _______________, __________, whereby the
Company grants to the Optionee the right and option to purchase an aggregate of __________ shares of Common Stock (the "Shares") of the Company. This Option is in all respects subject to the terms, definitions and provisions of the Tekelec 1994 Stock Option Plan (the "Plan") adopted by the Company and incorporated herein by reference. The terms defined in the Plan shall have the same meanings herein.

  1. NATURE OF THE OPTION. This Option is intended by the Company and the Optionee to qualify as an Incentive Stock Option, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

  2. EXERCISE PRICE. The exercise price is $ __________ per Share, which price is not less than one hundred percent (100%) of the Fair Market Value thereof on the date of the grant.

  3. METHOD OF PAYMENT. The consideration to be paid for the Shares to be issued upon the exercise of this Option may consist entirely of cash, check, Shares already owned by the Optionee which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which this Option is exercised, or any combination of such methods of payment, subject to the provisions of Section 6(d) of the Plan; provided, however, that the Optionee shall be required to pay in cash an amount necessary to satisfy the Company's withholding obligations.

  4. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

   (a)   This Option shall vest and be exercisable cumulatively in
____________________ (     ) equal quarterly installments commencing [e.g.,
with the first installment vesting on ________________ and one additional installment vesting on the last day of each calendar quarter thereafter, as long as the Optionee continues to serve as an Employee]. An Optionee who has been in continuous employment with the Company since the grant of this Option may exercise the exercisable portion of his or her Option in whole or in part at any time during his or her employment. However, an Option may not be exercised for a fraction of a Share. In the event of the Optionee's termination of employment with the Company or disability or death, the provisions of Sections 6 or 7 below shall apply to the right of the Optionee to exercise the Option.

   (b) This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares with respect to which this Option is being exercised and such other representations and agreements as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Notice of Exercise of Stock Option in the form attached hereto. The certificate or certificates for the Shares as to which this Option is exercised shall be registered in the name of the Optionee.

   (c) No rights of a stockholder shall exist with respect to the Shares under this Option as a result of the mere grant of this Option or the exercise of this Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 7(h) of the Plan.

  5. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company as set forth in Section 11 of the Plan, or if the issuance of Shares upon Optionee's exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of the Option, the Company may take such steps as in its judgment are reasonably required to prevent any such violation and may require the Optionee to make any representations, warranties or acknowledgements to the Company as may be required by any applicable law or regulation.

  6. TERMINATION OF EMPLOYMENT. If the Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Status as an Employee, the Optionee shall have the right to exercise this Option at any time within three (3) months after the date of such termination to the extent that the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

  7. DEATH OR DISABILITY. If the Optionee ceases to serve as an Employee due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised at any time within six (6) months after the date of death or termination of employment due to disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by the Optionee, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the terms set forth in Section 8 hereof.

  8. TERM OF OPTION.  This Option may not be exercised more than ________ (   )
years from the date of the grant of this Option and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. Notwithstanding any provision in the Plan with respect to the post-employment exercise of this Option, this Option may not be exercised after the expiration of its term.

  9. WITHHOLDING UPON EXERCISE OF OPTION. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

  10. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law or otherwise, other than by will or by the laws of descent or distribution or transfer between spouses incident to a divorce. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

  11. NO RIGHT OF EMPLOYMENT. Neither this Plan nor any Option granted hereunder shall confer upon any Optionee any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

  12.  MISCELLANEOUS.

   (a) Successors and Assigns. This Option Agreement shall bind and inure only to the benefit of the parties to this Option Agreement (the "Parties") and their respective successors and assigns.

   (b) No Third-Party Beneficiaries. Nothing in this Option Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective successors or assigns. Nothing in this Option Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this Option Agreement shall give any third person any right of subrogation or action over or against any Party.

   (c) Amendments. (i) The Committee reserves the right to amend the terms and provisions of this Option Agreement without the Optionee's consent to comply with any Federal or state securities law.

     (ii) Except as specifically provided in subsection (i) above, this Option Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Any Party may waive compliance by any other Party with any of the covenants or conditions of this Option Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver or any provision of this Option Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Option Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing. For the protection of the Parties, amendments, waivers and consents that are not in writing and executed by the Party to be bound may be enforced only if they are detrimentally relied upon and proved by clear and convincing evidence. Such evidence shall not include any alleged reliance.

   (d) Notice. Any notice, instruction or communication required or permitted to be given under this Option Agreement to any Party shall be in writing and shall be deemed given when actually received or, if earlier, five days after deposit in the United States mail by certified or express mail, return receipt requested, first class postage prepaid, addressed to the principal office of such Party or to such other address as such Party may request by written notice.

   (e) Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflict of laws rules thereof.

   (f) Entire Agreement. This Option Agreement and the Plan constitute the entire agreement between the Parties with regard to the subject matter hereof. This Option Agreement supersedes all previous agreements between the Parties, and there are now no agreements, representations, or warranties between the Parties, other than those set forth herein.

   (g) Severability. If any provision of this Option Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Option Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

   (h) Optionee Representation. Optionee acknowledges receipt of the Plan, a copy of which is attached hereto, and hereby accepts the grant of this Option subject to all the terms and provisions thereof.

  IN WITNESS WHEREOF, this Option Agreement has been duly executed on behalf of the Company by an authorized representative of the Company and by the Optionee on the date and year first written above.


DATE OF GRANT:  ______________________________


Tekelec


By:      ____________________________________

Title:   ____________________________________

Dated:   ____________________________________



Optionee


         ____________________________________

Dated:   ____________________________________

                                  EXHIBIT A-2


                                    TEKELEC
                             1994 STOCK OPTION PLAN
                      NONSTATUTORY STOCK OPTION AGREEMENT


  Tekelec, a California corporation (the "Company"), hereby enters into this agreement (the "Option Agreement") with ______________________________ (the
"Optionee") on this _____ day of _______________, __________, whereby the
Company grants to the Optionee the right and option to purchase an aggregate of __________ shares of Common Stock (the "Shares") of the Company. This Option is in all respects subject to the terms, definitions and provisions of the Tekelec 1994 Stock Option Plan (the "Plan") adopted by the Company and incorporated herein by reference. The terms defined in the Plan shall have the same meanings herein.

  1. NATURE OF THE OPTION. This Option is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to otherwise qualify for any special tax benefits to the Optionee.

  2. EXERCISE PRICE. The exercise price is $ __________ per Share, which price is not less than one-hundred percent (100%) of the Fair Market Value thereof on the date of the grant.

  3. METHOD OF PAYMENT. The consideration to be paid for the Shares to be issued upon exercise of this Option may consist entirely of cash, check, Shares already owned by the Optionee which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which this Option is exercised, or any combination of such methods of payment, subject to the provisions of Section 6(d) of the Plan; provided, however, that the Optionee shall be required to pay in cash an amount necessary to satisfy the Company's withholding obligations.

  4. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

   (a)   This Option shall vest and be exercisable cumulatively in
____________________ (     ) equal quarterly installments commencing on the
last day of the calendar quarter which follows the first full calendar quarter after commencement of the Optionee's service as an Employee of the Company. An Optionee who has been in continuous service with the Company since the grant of this Option may exercise the exercisable portion of his or her Option in whole or in part at any time during his or her employment. However, an Option may not be exercised for a fraction of a Share. In the event of the Optionee's termination of employment with the Company, or disability or death, the provisions of Sections 6 or 7 below shall apply to the right of the Optionee to exercise this Option.

   (b) This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised and such other representations and agreements as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Notice of Exercise of Stock Option in the form attached hereto (as may be amended from time to time). The certificate or certificates for the Shares as to which this Option is exercised shall be registered in the name of the Optionee.

   (c) No rights of a stockholder shall exist with respect to the Shares under this Option as a result of the mere grant of this Option or the exercise of this Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 7(h) of the Plan.

  5. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company as set forth in Section 11 of the Plan, or if the issuance of Shares upon Optionee's exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

  6. TERMINATION OF EMPLOYMENT. If the Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Status as an Employee, the Optionee shall have the right to exercise this Option at any time within three (3) months after the date of such termination to the extent that the Optionee was entitled to exercise this Option at the date of such termination. The Committee may at any time and from time-to-time prior to the termination of this Option, with the consent of Optionee, extend the period of time during which the Optionee may exercise this Option following the date the Optionee ceases to serve as an Employee for a period which shall not exceed an aggregate of six (6) months; provided, however, that this Option shall remain exercisable only to the extent that the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

  7. DEATH OR DISABILITY. If the Optionee ceases to serve as an Employee due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised at any time within six (6) months after the date of death or termination of employment due to disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by the Optionee, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

  8. TERM OF OPTION. This Option may not be exercised more than ten (10) years from the date of grant of this Option and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. Notwithstanding any provision in the Plan with respect to the post-employment exercise of an Option, an Option may not be exercised after the expiration of its term.

  9. WITHHOLDING UPON EXERCISE OF OPTION. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

  10. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfer between spouses incident to a divorce. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

  11. NO RIGHT OF EMPLOYMENT. Neither the Plan nor this Option shall confer upon the Optionee any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

  12.  MISCELLANEOUS.

   (a) Successors and Assigns. This Option Agreement shall bind and inure only to the benefit of the parties to this Option Agreement (the "Parties") and their respective successors and assigns.

   (b) No Third-Party Beneficiaries. Nothing in this Option Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective successors or assigns. Nothing in this Option Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this Option

Agreement shall give any third person any right of subrogation or action over or against any Party.

   (c) Amendments. (i) The Committee reserves the right to amend the terms and provisions of this Option without the Optionee's consent to comply with any Federal or state securities law.

     (ii) Except as specifically provided in subsection (i) above, this Option Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Any Party may waive compliance by any other Party with any of the covenants or conditions of this Option Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver or any provision of this Option Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Option Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing. For the protection of the Parties, amendments, waivers and consents that are not in writing and executed by the Party to be bound may be enforced only if they are detrimentally relied upon and proved by clear and convincing evidence. Such evidence shall not include any alleged reliance.

   (d) Notice. Any notice, instruction or communication required or permitted to be given under this Option Agreement to any Party shall be in writing and shall be deemed given when actually received or, if earlier, five days after deposit in the United States mail by certified or express mail, return receipt requested, first class postage prepaid, addressed to the principal office of such Party or to such other address as such Party may request by written notice.

   (e) Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflict of laws rules thereof.

   (f) Entire Agreement. This Option Agreement and the Plan constitute the entire agreement between the Parties with regard to the subject matter hereof. This Option Agreement supersedes all previous agreements between the Parties, and there are now no agreements, representations, or warranties between the Parties, other than those set forth herein.

   (g) Severability. If any provision of this Option Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Option Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

   (h) Optionee Representation. Optionee acknowledges receipt of the Plan, a copy of which is attached hereto, and hereby accepts the grant of this Option subject to all the terms and provisions thereof.

  IN WITNESS WHEREOF, this Option Agreement has been duly executed on behalf of the Company by an authorized representative of the Company and by the Optionee on the date and year first written above.


DATE OF GRANT:  ______________________________


Tekelec


By:      ____________________________________

Title:   ____________________________________




Optionee


         ____________________________________

                               AMENDMENT NO. 1 TO
                                    TEKELEC
                           1994 STOCK OPTION PLAN (1) (2)


   Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

   "3.   SHARES RESERVED.

     The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be Nine Hundred Thousand (900,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in
   Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

     Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."


Dated:  February 4, 1995





________________________

   (1)  Subject to shareholder approval.

   (2) The number of shares set forth herein has been adjusted to reflect Tekelec's two-for-one stock split effective March 17, 1995.

                               AMENDMENT NO. 2 TO
                                    TEKELEC
                           1994 STOCK OPTION PLAN (1) (2)


   Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

   "3.   SHARES RESERVED.

     The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be One Million Four Hundred Thousand (1,400,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

     Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."


Dated:  March 3, 1995





________________________

   (1)  Subject to shareholder approval.

   (2) The number of shares set forth herein has been adjusted to reflect Tekelec's two-for-one stock split effective March 17, 1995.

                                    TEKELEC

                          EMPLOYEE STOCK PURCHASE PLAN


         The following constitutes the provisions of the Employee Stock Purchase Plan (the "Plan") of Tekelec (the "Company").

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions. It is the intention of the Company that the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1954, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2.      Definitions.

                 (a) "Compensation" means total earnings, including amounts attributable to overtime, shift premium, incentive compensation, bonuses and commissions.

                 (b) "Employee" means any person, including an officer, who is customarily employed for more than twenty (20) hours per week by the Company or its subsidiaries.

                 (c) "Subsidiary" means any corporation in which the Company owns, directly or indirectly, 50% or more of the voting shares.

                 (d) "Offering date" means the first business day of an offering period of the Plan.

                 (e) "Termination date" means the last business day of an offering period of the Plan.

         3.      Eligibility.

                 (a) General Rule. Any Employee, as defined in Section 2, who shall have completed at least six months of continuous employment by the Company or its Subsidiaries on the date his participation in the Plan is effective shall be eligible to participate in the Plan, subject to the limitations imposed by
                          Section 423(b) of the Code.

                 (b) Exceptions. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if:

                          (i) immediately after the grant, such Employee (or any other person whose stock ownership would be attributed to such Employee pursuant to Section 425(d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any subsidiary of the Company; or

                          (ii) such option would permit the Employee's rights to purchase shares under all employee stock purchase plans of the Company and its Subsidiaries to accrue (i.e., become exercisable) at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offerings. The Plan shall be implemented by two offerings during each twelve month period of the Plan commencing on January 1, 1987. Each offering shall be of six months duration. Offering I shall commence on January 1 and end on June 30 of each year of the Plan; Offering II shall commence on July 1 and end on December 31 of each year of the Plan. Participation in one offering under the Plan shall neither limit nor require participation in any other offering.

         5. Participation. An eligible Employee may become a participant in one or more offerings under the Plan by completing and signing a subscription agreement authorizing payroll deductions on a form provided by the Company (the "Subscription Agreement") authorizing payroll deductions and by filing it with the Company's payroll office not less than three (3) days prior to the first offering date with respect to which it is to be effective unless a later time for filing the Subscription Agreement has been set by the Company with respect to a given offering. An Employee's authorization and participation in the Plan shall become effective on the first offering date following the timely filing of his Subscription Agreement and shall remain effective until revoked by the participant by the filing of a notice of cancellation of option and withdrawal from the Plan as described in Section 10(a) hereof or by the filing of a new Subscription Agreement providing for a change in the participant's payroll deduction rate. An Employee who becomes eligible to participate in the Plan after the commencement of an offering period may not become a participant in the Plan until the commencement of the next offering.

         6.      Payroll Deductions.

                 (a) At the time a participant files his Subscription Agreement, he shall elect to have payroll deductions made on each payday during the next offering period at a percentage rate equal to a positive whole number and not exceeding ten percent (10%), or such other maximum rate as may be determined from time to time by the Company's Board of Directors (herein sometimes referred to as the "Board") subject to the provisions of

                          Section 19 hereof, of the compensation which would otherwise be payable to such participant on each such payday; provided, however, that the maximum amount withheld on behalf of a participant with respect to an offering period shall not exceed the maximum amount that a participant might be required to pay upon the exercise of his option determined as of the first day of an offering period.

                 (b) Payroll deductions for a participant shall commence on the first payday following the date when a participant's payroll deduction authorization becomes effective and shall automatically continue from offering period to offering period until changed or terminated by the participant in accordance with the terms hereof.

                 (c) A participant may elect to change his percentage rate of payroll deductions by completing and filing with the Company a new Subscription Agreement not less than three (3) days prior to the first day of an offering period with respect to which it is to become effective, but such change shall not take effect until the first payday following the first day of such offering period.

                 (d) All payroll deductions authorized by a participant shall be credited to the participant's individual account under the Plan. A participant may not make any additional payments into such account.

                 (e) A participant may terminate his participation in the Plan at any time prior to the termination of the offering period as provided in Section 10, but may not change the rate of his payroll deductions with respect to an offering period except as provided in
                          Section 6(c) hereof.

         7.      Grant of Option.

                 (a) On each offering date, and at the commencement of each subsequent offering period with respect to which a participant's payroll authorization is effective, each participant in the Plan shall automatically be granted an option to purchase (at the option price) up to the number of whole shares of the Company's Common Stock arrived at by dividing an amount equal to ten percent (10%) of the lesser of (i) such participant's aggregate compensation for the six months prior to the offering date or (ii) $25,000, by eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock at the offering date subject to the limitations set forth in Sections 3(b) and 12 hereof. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(c) herein.

                 (b) The option price per share of the shares to be sold during each offering shall be the lower of (i) 85% of the fair market value of a share of the

                          Common Stock of the Company at the offering date or (ii) 85% of the fair market value of a share of the Common Stock of the Company at the termination date.

                 (c) The fair market value of the Company's Common Stock shall be determined by the Company's Board of Directors, acting in its sole discretion, and based upon such factors as the Board determines relevant; provided, however, if there is a public market for the Common Stock, the fair market value of a share of Common Stock on a given date shall be the mean of the closing bid and asked prices for the Common Stock on such date, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System), or, in the event the Common Stock is listed on a national securities exchange or on the NASDAQ National Market System, the fair market value per share shall be the closing price on such exchange or on the NASDAQ National Market System as of the date of grant of the option, as reported in The Wall Street Journal.

         8. Exercise of Option. Unless a participant cancels his option and withdraws from the Plan as provided in Section 10, his option for the purchase of shares shall be exercised automatically at the termination date of the offering period, and the accumulated payroll deductions credited to a participant's account on the termination date will be applied to purchase whole shares of the Company's Common Stock (up to the maximum number subject to option as determined in Section 7(a) hereof) at the applicable option price. Any amount credited to a participant's account and not applied to the purchase of Common Stock by reason of the limitation on the number of shares subject to option shall be refunded promptly to such participant after the termination date, provided that any amount remaining in a participant's account and representing a fractional share shall be carried over and applied to the purchase of shares in the subsequent offering period if the participant participates in the subsequent offering. During his lifetime, a participant's option to purchase shares hereunder is exercisable only by such participant.

         9. Delivery. As promptly as practicable after the end of each offering period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his option.

         10.     Withdrawal; Termination of Employment.

                 (a) A participant may terminate his participation in the Plan and withdraw all, but not less than all, the payroll deductions credited to his account under the Plan at any time prior to a termination date by giving written notice of withdrawal to the Company on a form provided for such purpose. All of the participant's payroll deductions credited to his account shall be paid to him promptly after receipt of his notice of withdrawal, and his option for the current period shall be automatically cancelled, and no further payroll deductions for the purchase of shares shall be made except pursuant to a new Subscription Agreement filed in accordance with Section 5 hereof.

                 (b) Upon termination of a participant's employment for any reason, including retirement or death, as soon as practicable after such termination the payroll deductions credited to his account shall be returned to him or, in the case of his death, to the person or persons entitled thereto under Section 14, and his option shall be automatically cancelled.

                 (c) In the event an Employee fails to remain in the continuous employ of the Company or its subsidiaries for more than twenty (20) hours per week during the offering period in which Employee is a participant, he will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his account will be returned to him and his option will be cancelled.

                 (d) A participant's withdrawal from an offering shall not have any effect upon his eligibility to participate in a subsequent offering or in any similar plan which may hereafter be adopted by the Company.

         11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         12.     Stock.

                 (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be One Hundred Thousand (100,000) shares*, subject to adjustment upon changes in capitalization of the Company as provided in Section
                          18. The shares to be sold to participants in the Plan will be shares authorized but unissued. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof at the offering date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each participant





- - ---------------------------

     * Such number of shares has been adjusted to reflect the Company's two-for-one stock split effective March 17, 1995.

                          affected thereby and shall reduce the rate of payroll deductions, if necessary.

                 (b) A participant will have no interest or voting right in shares covered by his option until such option has been exercised.

                 (c) Shares to be delivered to a participant under the Plan shall, as specified in the participant's Subscription Agreement, be registered in the name of the participant or in the name of the participant and his spouse.

         13. Administration. The Plan shall be administered by the Board of Directors of the Company or a committee appointed by the Board. The administration, interpretation or application of the Plan by the Board or its committee shall be final, conclusive and binding upon all participants. Members of the Board or its committee who are eligible Employees are permitted to participate in the Plan.

         14.     Designation of Beneficiary.

                 (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the termination date of an offering period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the termination date of an offering period.

                 (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a valid designation of a beneficiary who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant; or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant; or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

         16. Use of Funds. All payroll deductions received or held by the Company on behalf of a participant under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         17. Reports. Individual accounts will be maintained for each participant in the Plan. Individual statements of account will be given to participating Employees semiannually as promptly as practicable following the termination date of an offering period, which statements shall set forth the amounts of payroll deductions, the per share option price, the number of shares purchased and the remaining cash balance, if any, in a participant's account.

         18.     Adjustments Upon Changes in Capitalization.

                 (a) Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option or which has been returned to the Plan upon the cancellation of an option, as well as the option price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, spin-off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to option.

                 (b) In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, the Board shall (i) make provision for the assumption of all outstanding options by the successor corporation or
                          (ii) declare that any option shall terminate as of a date fixed by the Board which is at least 30 days after the notice thereof and unless a participant terminates his participation in the Plan prior to such date, his option for the purchase of shares will be exercised automatically on such date and the accumulated payroll deductions credited to a participant's account on such date will be applied to purchase whole shares of the Company's Common Stock (up to the maximum number subject to option as determined in accordance with Section 7(a) hereof) at the applicable option price.

                 (c) No fractional shares of Common Stock shall be issuable on account of any adjustment described herein, and the aggregate number of shares into which shares then covered by an option, when changed as the result of such adjustment, shall be reduced to the largest number of whole shares resulting from such adjustment, unless the Board, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

         19. Amendment or Termination. The Board of Directors of the Company may at any time terminate or amend the Plan in such respects as the Board may deem advisable. No such termination will affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant without the prior written consent of such participant, nor may an amendment be made without prior approval of the shareholders of the Company if such amendment would:

                 (a) Increase the number of shares that may be issued under the Plan;

                 (b) Materially modify the requirements as to eligibility for participation in the Plan; or

                 (c) Materially increase the benefits which accrue to participants under the Plan.

         20. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by vote of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. The Plan shall continue in effect for a term of ten (10) years unless sooner terminated under Sections 19 or 22 of the Plan.

         21. Notices. All notices or other communications by a participant to the Company in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         22. Shareholder Approval. Notwithstanding anything to the contrary herein, the continuance of the Plan and the effectiveness of any option granted hereunder shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of stock of the Company present or represented and entitled to vote thereon, within twelve (12) months before or after the date the Plan is adopted by the Board. No options granted before such shareholder approval has been obtained shall be exercisable unless such shareholder approval is obtained. If the Plan is not approved by the shareholders of the Company within the above-referenced twelve-month period, the Plan and any options granted thereunder shall terminate and all payroll deductions credited to a participant's account shall be promptly returned to him.

         23. No Enlargement of Employee Rights. The Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for or a condition of the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ of the Company, its parent, subsidiary or a successor corporation, or to interfere with the right of the Company or any such corporations to discharge or retire any Employee thereof at any time. No Employee shall have any right to or interest in options authorized hereunder prior to the grant of an option to such Employee, and upon such grant he shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Articles of Incorporation, as the same may be amended from time to time.

         24. Information to Participants. The Company shall provide without charge to each participant in the Plan copies of such annual and periodic reports as are provided by the Company to its shareholders generally.

                               AMENDMENT NO. 1 TO
                                    TEKELEC
                          EMPLOYEE STOCK PURCHASE PLAN


                 Section 7(a) of the Company's Employee Stock Purchase Plan is hereby amended to read in its entirety as follows:

                 "7.      Grant of Option.

                          (a)     On each offering date, and at the
                          commencement of each subsequent offering period with respect to which a participant's payroll authorization is effective, each participant in the Plan shall automatically be granted an option to purchase (at the option price) up to the number of whole shares of the Company's Common Stock arrived at by dividing an amount equal to ten percent (10%) of such participant's aggregate compensation for the six months prior to the offering date by eighty-five (85%) of the fair market value of a share of the Company's Common Stock at the offering date subject to the limitations set forth in Sections 3(b) and 12 hereof. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(c) herein;"



Dated:  January 29, 1988

                               AMENDMENT NO. 2 TO
                                    TEKELEC
                         EMPLOYEE STOCK PURCHASE PLAN*



                 Section 12(a) of the Company's Employee Stock Purchase Plan is hereby amended to read in its entirety as follows:

                 "12.     Stock.

                          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be One Hundred Eighty Thousand (180,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in
                          Section 18. The shares to be sold to participants in the Plan will be shares authorized but unissued. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof at the offering date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each participant affected thereby and shall reduce the rate of payroll deductions, if necessary."



Dated:  January 28, 1989







- - ---------------------------

    * The number of shares set forth herein has been adjusted to reflect Tekelec's two-for-one stock split effective March 17, 1995.

                               AMENDMENT NO. 3 TO
                                    TEKELEC
                         EMPLOYEE STOCK PURCHASE PLAN*


                 Section 12(a) of the Company's Employee Stock Purchase Plan is hereby amended to read in its entirety as follows:

                 "12.     Stock.

                          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be Two Hundred Fifty Thousand (250,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in
                          Section 18. The shares to be sold to participants in the Plan will be shares authorized but unissued. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof at the offering date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each participant affected thereby and shall reduce the rate of payroll deductions, if necessary."



Dated:  March 15, 1991





- - ---------------------------

    * The number of shares set forth herein has been adjusted to reflect Tekelec's two-for-one stock split effective March 17, 1995.

                               AMENDMENT NO. 4 TO
                                    TEKELEC
                         EMPLOYEE STOCK PURCHASE PLAN*


                 Section 5 of the Company's Employee Stock Purchase Plan (the "Purchase Plan") is hereby amended by adding the following as the last sentence of Section 5:

                 "An Employee who is an officer or director who ceases participation in the Plan may not participate again for at least six months following such cessation of participation."

                 Section 15 of the Purchase Plan is hereby amended to read in its entirety as follows:

                 "15.     Transferability.  Neither payroll deductions credited
                 to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10."



Dated:  May 15, 1992





- - ---------------------------

    * The number of shares set forth herein has been adjusted to reflect Tekelec's two-for-one stock split effective March 17, 1995.

                               AMENDMENT NO. 5 TO
                                    TEKELEC
                         EMPLOYEE STOCK PURCHASE PLAN*


                 Section 12(a) of the Company's Employee Stock Purchase Plan is hereby amended to read in its entirety as follows:

                 "12.     Stock.

                          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be Three Hundred Fifty Thousand (350,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in
                          Section 18. The shares to be sold to participants in the Plan will be shares authorized but unissued. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof at the offering date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each participant affected thereby and shall reduce the rate of payroll deductions, if necessary."



Dated:  December 8, 1992




- - ---------------------------

    * The number of shares set forth herein has been adjusted to reflect Tekelec's two-for-one stock split effective March 17, 1995.

                               AMENDMENT NO. 6 TO
                                    TEKELEC
                         EMPLOYEE STOCK PURCHASE PLAN*


                 Section 12(a) of the Company's Employee Stock Purchase Plan is hereby amended to read in its entirety as follows:

                 "12.     Stock.

                          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be Four Hundred Fifty Thousand (450,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in
                          Section 18. The shares to be sold to participants in the Plan will be shares authorized but unissued. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof at the offering date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each participant affected thereby and shall reduce the rate of payroll deductions, if necessary."



Dated:  March 24, 1993





- - ---------------------------

    * The number of shares set forth herein has been adjusted to reflect Tekelec's two-for-one stock split effective March 17, 1995.

                               AMENDMENT NO. 7 TO
                                    TEKELEC
                        EMPLOYEE STOCK PURCHASE PLAN (1) (2)


                 Section 12(a) of the Company's Employee Stock Purchase Plan is hereby amended to read in its entirety as follows:

                 "12.     Stock.

                          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be Six Hundred Thousand (600,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in
                          Section 18. The shares to be sold to participants in the Plan will be shares authorized but unissued. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof at the offering date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each participant affected thereby and shall reduce the rate of payroll deductions, if necessary."



Dated:  October 29, 1994





- - ---------------------------

   (1)    Subject to shareholder approval.

   (2) The number of shares set forth herein has been adjusted to reflect Tekelec's two-for-one stock split effective March 17, 1995.